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RAND WORLDWIDE, INC.

161 WORCESTER ROAD, SUITE 401

FRAMINGHAM, MASSACHUSETTS 01701

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD

NOVEMBER 9, 2011

To the Stockholders of Rand Worldwide, Inc.:

The Annual Meeting of Stockholders of Rand Worldwide, Inc. (the “Company”) will be held at the Company’s offices located at 11201 Dolefield Boulevard, Suite 112, Owings Mills, Maryland 21117 on Wednesday, November 9, 2011 at 9:00 a.m., local time, for the following purposes:

1.	To elect as directors the seven nominees selected by the Board of Directors and named in the enclosed proxy to serve for the ensuing year and until the election and qualification of their successors;

2.	To approve an amendment to the Company’s Stock Option Plan increasing the number of shares of common stock of the Company, par value $0.01, authorized for issuance under such plan by 3,700,000 shares; and

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed September 30, 2011 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. We ask for your support and encourage you to attend the Annual Meeting. On behalf of the Board of Directors, we urge you to sign, date, and return the accompanying proxy card as soon as possible, even if you plan to attend the Meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important regardless of the number of shares that you own.

This proxy statement is accompanied by the Company’s Annual Report on Form 10-K for the year ended June 30, 2011.

By Order of the Board of Directors,

Marc L. Dulude	Lawrence Rychlak
Chief Executive Officer	Secretary

Framingham, Massachusetts

October 5, 2011

IMPORTANT—YOUR PROXY IS ENCLOSED

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND MAIL THE ACCOMPANYING FORM OF PROXY TO THE COMPANY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials

For the Stockholder Meeting to be Held on November 9, 2011:

The enclosed Proxy Statement, the enclosed form of Proxy, and Rand Worldwide, Inc.’s Annual Report on Form 10-K are available at http://annualmeeting.rand.com.

Information on this website, other than this Proxy Statement, is not a part of this Proxy Statement.

RAND WORLDWIDE, INC.

161 WORCESTER ROAD, SUITE 401

FRAMINGHAM, MASSACHUSETTS 01701

508-663-1400

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Rand Worldwide, Inc. (the “Company”) in connection with its Annual Meeting of Stockholders to be held on Wednesday, November 9, 2011 at 9:00 a.m., local time, 11201 Dolefield Boulevard, Suite 112, Owings Mills, Maryland 21117, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying notice of the meeting. The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone, facsimile, or e-mail. No additional remuneration will be paid to officers, directors or regular employees who solicit proxies. The Company may reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals. The approximate date on which this proxy statement and form of proxy will be mailed to stockholders is October 6, 2011.

As used in this proxy statement, the terms “the Company”, “Rand Worldwide”, “we”, “us”, and “our” refer to Rand Worldwide, Inc. and its consolidated subsidiaries unless the context clearly requires otherwise.

As to all matters that may properly come before the meeting, including the election of directors, each record holder of common stock of the Company, par value $.01 per share (“Common Stock”), on the Record Date is entitled to one vote for each share of Common Stock held, and each record holder of the Company’s Series D and Series E Convertible Preferred Stock on the Record Date is entitled to one vote for each share of Common Stock into which shares of such Preferred Stock are convertible as of the Record Date. Shares of Common Stock and of Series D and Series E and Convertible Preferred Stock may be voted in person or by proxy.

The Board of Directors has fixed the close of business on September 30, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the meeting. On the Record Date, there were outstanding 51,922,878 shares of Common Stock, 1,089,213 shares of Series D Convertible Preferred Stock and 937 shares of Series E Convertible Preferred Stock (the shares of Series D Convertible Preferred Stock and Series E Convertible Preferred Stock are sometimes collectively referred to as the “Outstanding Preferred Shares”). As of the Record Date, the shares of Series D and Series E Convertible Preferred Stock are convertible into 2,180,244 and 1,441,539 shares of Common Stock, respectively. The terms of the Outstanding Preferred Shares entitle the holders thereof to vote together with holders of our Common Stock, as a single class, on any matter submitted to holders of our Common Stock, on an as converted basis.

Stockholders who do not plan to attend the Annual Meeting are urged to complete, date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. A prompt response is helpful and your cooperation will be appreciated.

Proxies may be revoked at any time before a vote is taken or the authority granted is otherwise exercised. Revocation may be accomplished by: (i) giving written notice to the Secretary of the Company at the Company’s address listed above; or (ii) giving written notice to the Secretary in person at the 2011 Annual Meeting. Any stockholder who attends the 2011 Annual Meeting and revokes his/her proxy may vote in person. However, attendance by a stockholder at the 2011 Annual Meeting alone will not have the effect of revoking a stockholder’s validly executed proxy.

CHANGE IN CONTROL

On August 17, 2010, as previously reported by the Company on a Form 8-K filed on that date, the Company, then known as Avatech Solutions, Inc., acquired all of the outstanding capital securities of a separate Delaware corporation known as Rand Worldwide, Inc. (“pre-merger Rand Worldwide”) in a reverse merger transaction whereby the pre-merger Rand Worldwide merged with and into the Company (the “Merger”). The Company was the legal successor in the Merger and changed its name to “Rand Worldwide, Inc.” on January 1, 2011.

Since the beginning of its last fiscal year, the Company, by virtue of the Merger, experienced a change in control. In the Merger, RWWI Holdings, LLC (“RWWI”), the sole stockholder of the pre-merger Rand Worldwide, received an aggregate of 34,232,682 shares (the “Merger Shares”) of the Company’s Common Stock in exchange for all of the outstanding shares of capital stock of the pre-merger Rand Worldwide, and the existing stockholders of the Company retained approximately 34% of the outstanding shares of Common Stock. Of the Merger Shares, 28,800,022 shares (the “Initial Shares”) are currently held by RWWI and 5,432,660 shares (the “Escrowed Shares”) are being held in escrow by the Company for the benefit of RWWI for up to 18 months from the closing date (the “Escrow Period”). RWWI may be required to surrender some or all of the Escrowed Shares to the Company in certain circumstances described below. After giving effect to the issuance of the Merger Shares, the Merger Shares represent approximately 65.9% of our outstanding shares of Common Stock.

The Merger Shares represent approximately 58.2% of the outstanding voting rights of the holders of our capital stock, after giving effect to the voting rights of the Outstanding Preferred Shares and the issuance of the Merger Shares.

If, at any time during the Escrow Period, the Company redeems or repurchases any of the Outstanding Preferred Shares, then RWWI will surrender to the Company that number of Escrowed Shares equal to 150% of the number of shares of Common Stock into which such redeemed Outstanding Preferred Shares could have been converted immediately following the closing of the Merger after giving effect to the issuance of the Initial Shares. During the Escrow Period, RWWI will have all the rights and liabilities of a stockholder with respect to the outstanding Escrowed Shares, including the right to vote such Escrowed Shares and the right to receive dividends and other distributions thereon. Upon the expiration of the Escrow Period, all Escrowed Shares that have not been surrendered to the Company during the Escrow Period will be delivered to RWWI.

As a consequence of the Merger, RWWI became a controlling stockholder of the Company. RWWI is majority-owned by funds (the “Ampersand Funds”) associated with Ampersand Capital, a private equity firm located in Wellesley, Massachusetts (“Ampersand”).

ELECTION OF DIRECTORS (Proposal 1)

At the 2011 Annual Meeting, stockholders will be asked to elect the seven directors identified below to hold office for the ensuing year until their successors are elected and qualify. Each of the nominees other than Manu Parpia is a current director of the Company who was previously elected by stockholders and is standing for re-election. The Board elected Mr. Parpia to the Board on March 31, 2011 in connection with an increase in the size of the Board. Information about the seven director nominees, including their names, ages as of the Record Date, and principal occupations and business experience for the past five years, is set forth below. The Company’s Chief Executive Officer is a director nominee.

Name	Age	Director Since
Richard A. Charpie	59	August 2010
George M. Davis	55	July 2006
Marc L. Dulude	51	August 2010
Eugene J. Fischer	65	March 2000
Suzanne E. MacCormack	54	August 2010
Manu Parpia	61	March 2011
Charles D. Yie	53	August 2010

RICHARD A. CHARPIE, PhD—Dr. Charpie joined the Board in connection with the August 2010 merger with Avatech Solutions, Inc., at which time he was also elected Chairman of the Board. He has nearly 30 years of private equity experience and is a Managing Partner of Ampersand, which is currently the largest equity owner of RWWI. Dr. Charpie joined Ampersand’s predecessor in 1980 and led its activities beginning in 1983. He has served as a director of more than 35 companies and as Chairman of more than 10 companies. He holds an M.S. degree in Physics and a Ph.D. in Economics and Finance, both from the Massachusetts Institute of Technology. Dr. Charpie serves on the boards of directors of CoreLab Partners, a clinical trial services company, Endeca Technologies, Inc., an internet search application company, and Nitinol Development Corporation. He served on the board of directors of the pre-merger Rand Worldwide immediately prior to the Merger.

GEORGE M. DAVIS—Mr. Davis joined the Board of Directors of Avatech Solutions, Inc. in July 2006 and was named Executive Vice Chairman in December 2006 and President and Chief Executive Officer in May 2007. In connection with the merger, Mr. Davis relinquished his executive roles within Avatech. Prior to joining Avatech, Mr. Davis was a co-founder of Aether Systems, Incorporated, a wireless data software and services company, and was its President and Vice Chairman of the Board from 2001 to 2004. Prior to founding Aether Systems, Mr. Davis worked for Westinghouse Electric Corporation (currently a division of Northrop Grumman) and Burroughs Corporation. He is currently a Partner in Coastal Ventures and sits on the Board of Directors of Defywire, a wireless data software company, is a member of the Directors Council of the Baltimore Museum of Art, a Steward of the Chesapeake Bay Foundation and a Trustee of Bethany College. Mr. Davis holds a Bachelor of Science degree in Economics and Business from Bethany College.

MARC L. DULUDE—Mr. Dulude became a director and Chief Executive Officer of the Company in connection with the August 2010 merger with Avatech. From April 1, 2009 through the date of the merger, Mr. Dulude was the President, Chief Executive Officer, and Chairman of the Board of the pre-merger Rand Worldwide. Prior to joining Rand Worldwide, Mr. Dulude was a General Partner with Ampersand Capital, a private equity firm he joined in 2002. Before Ampersand, Mr. Dulude spent six years at Moldflow Corporation, a product design simulation software company, where he was Chairman, President and CEO. Mr. Dulude has nearly two decades of experience as a senior information technology executive, including serving as Senior VP of Marketing at Parametric Technology Corporation (NASDAQ: PMTC), a product lifecycle management company, and in various positions at Nortel, a telecommunications company. Mr. Dulude holds a M.Eng. in Mechanical Engineering from Carleton University. Mr. Dulude is on the board of directors of Kortec, Inc., a PET packaging equipment manufacturing company.

EUGENE J. FISCHER—Mr. Fischer was a director of PlanetCAD from March 2000 until its merger with Avatech and continued to serve as a director of Avatech through the merger with Rand Worldwide. Mr. Fischer co-founded Capstone Management LLC, a venture capital firm, in July 1995, and is an executive officer in Capstone’s affiliated entities. He was previously a General Partner of Pathfinder Venture Capital Funds and Technology Funding and Vice President/Corporate Banking Group Head at Bank of America. His investment experience includes internet, software, health care service and other technology-enabled service companies. Mr. Fischer holds a Bachelor of Science degree from the University of Minnesota and a Master of Science degree from the University of California, Davis.

SUZANNE E. MACCORMACK—Ms. MacCormack joined the Board of Directors in connection with the merger and is currently a Partner with Ampersand which she joined in 2005. Prior to that, she served as Executive VP of Finance and Administration and as Chief Financial Officer at Moldflow Corporation for eight years. Ms. MacCormack holds a B.A. in Business from Stonehill College and is a C.P.A. Ms. MacCormack is on the board of directors of CoreLab Partners, and prior to the merger, was on the board of directors of Rand Worldwide.

MANU PARPIA—Mr. Parpia joined the Board of Directors in March 2011. Mr. Parpia was Chief Executive of the Electronic Business Equipment Division of Godrej & Boyce from the mid-1980s to 1999. During this period, he also founded Godrej Pacific, and served as its Managing Director from 1995 to 1999. In his activities with Godrej, he oversaw the design, development, manufacture and distribution of a variety of high-tech products. After his time at Godrej, he founded Geometric Ltd. and assumed the position of Managing Director, serving Geometric in that role until 2006. Today he sits on many boards including Geometric Ltd., 3d PLM Software Solutions Ltd., Virgo Engineers Ltd. and Godrej Infotech Ltd. In addition he is a Charter Member of The Indus Entrepreneurs (TiE)—Mumbai Chapter where he chairs their mentoring efforts.

CHARLES D. YIE—Mr. Yie joined the Board of Directors in connection with the merger. He is a General Partner of Ampersand, which he joined in 1985, and has been a director of more than 19 companies, including as Board Chair of four companies. Mr. Yie formerly served as a systems engineer and manufacturing specialist at Hewlett-Packard Company. He holds a B.S. degree in Electrical Engineering and a M.S. degree in Management, both from the Massachusetts Institute of Technology. Mr. Yie currently serves as the Chair of the board of directors of Kortec, Inc.

The Board of Directors unanimously recommends that you vote “FOR” the election of each nominee named above.

Interests of Director Nominees in the Election

In connection with the August 2010 merger with Avatech, the Company and each person who was serving as a director or an executive officer of Rand Worldwide immediately prior to the merger (each, a “Holder”) entered into a Stockholders’ Agreement (the “Stockholders’ Agreement”) with RWWI. Under the Stockholders’ Agreement, until the date on which RWWI ceases to hold at least 25% of the shares of Common Stock (the “Designation Period”), the parties agreed, among other things, that (i) the former Avatech Board nominate three individuals designated by RWWI to serve on our Board (each, a “Designator Nominee”) and recommend that the Avatech stockholders vote to elect such Designator Nominees as directors, (ii) the newly constituted Rand Worldwide Board will fill any vacancy that may arise upon the resignation, removal, death or disability of any of the elected Designator Nominees with a new director chosen by RWWI, and (iii) the former Avatech Board nominate for election and recommend that the Avatech stockholders vote to elect our Chief Executive Officer to serve as a director (upon such election, the “CEO Director”) until the 2010 Annual Meeting of Stockholders and that the initial CEO Director would be Mr. Dulude. Messrs. Charpie and Yie and Ms. MacCormack were designated as Designator Nominees by RWWI for purposes of this Annual Meeting.

During the Designation Period, each Holder also agreed to vote, and to cause each of his affiliates to vote, all of their voting securities held by such Holder or affiliate (i) for the election of Designator Nominees, (ii) against the removal of any elected Designator Nominee except for cause unless such removal is directed or approved by RWWI, (iii) for the removal of any elected Designator Nominee if such removal is directed or approved by RWWI, and (iv) for the election of a nominee designated to fill any vacancy created by the resignation, removal, death or disability of an elected Designator Nominee or the CEO Director. All Holders agreed to execute, and to cause their affiliates to execute, any written consents required to effectuate their obligations under the Stockholders’ Agreement.

Until the earlier of the expiration of the Designation Period and the date immediately preceding the date of our second Annual Meeting of Stockholders following the merger (the “Continuing Director Period”), the parties agreed that (i) at the 2010 Annual Meeting, our Board would nominate for election and recommend that our stockholders vote to elect two individuals, each of whom must have been serving on the Board immediately prior to the Merger (each, “Continuing Director Nominee”) to serve until the next Annual Meeting of Stockholders, and (ii) our Board will fill any vacancy that may arise upon the resignation, removal, death or disability of any elected Continuing Director with a new director who was serving our Board of Directors immediately prior to the Merger, provided that if no director who was serving on our board of directors immediately prior to the Merger is willing or able to serve, then our Board will have discretion to fill any such vacancy provided that such person is not an affiliate of RWWI or Rand Worldwide. In addition, during the Continuing Director Period, RWWI agreed to vote, and to cause each of its affiliates to vote, (a) for the election to our Board of the Continuing Director Nominees, (b) against the removal of any elected Continuing Director Nominee except for cause unless such removal is directed or approved by the remaining elected Continuing Director, if any, (c) for the removal of any elected Continuing Director Nominee if such removal is directed or approved by the remaining elected Continuing Director Nominee, and (d) for the election of a nominee designated by the remaining elected Continuing Director Nominee, if any, to fill any vacancy created by the resignation, removal, death or disability of an elected Continuing Director Nominee. RWWI agreed to execute, and to cause its affiliates to execute, any written consents required to effectuate their obligations under the Stockholders’ Agreement. Messrs. Davis and Fischer were designated as the Continuing Director Nominees for purposes of the 2010 Annual Meeting.

Quorum; Vote Required; Manner of Approval

A quorum for the Annual Meeting consists of a majority of the sum of (i) the shares of Common Stock outstanding on the Record Date and (ii) the shares of Common Stock into which the shares of Series D Convertible Preferred Stock and Series E Convertible Preferred Stock on the Record Date may be converted, in each case, that are present at the meeting in person or by proxy and entitled to vote. Directors are elected by a plurality of the votes cast. Accordingly, if a quorum is present, a director nominee will be elected if he or she receives the most votes cast on his or her election. Abstentions, withheld votes, and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will have no effect on the outcome of the vote.

All properly executed proxies received pursuant to this solicitation will be voted as directed by the stockholder on the proxy card. If no direction is given, it is the present intention of the proxies named in the accompanying form of proxy to vote the shares represented thereby for the election as directors of the six nominees listed above. If, due to unforeseen contingencies, any of the nominees designated above shall not be available for election, the proxies named in the accompanying form of proxy reserve the right to vote the shares represented thereby for such other person or persons as may be nominated for director by RWWI or the remaining new Continuing Directors, if any, so as to provide a full Board. The Company has no reason to believe that any nominee will be unable to serve if elected.

Qualifications of Director Nominees and Current Directors

The following table lists the specific experience, qualifications, other attributes and skills of each of the director nominees that led the Board of Directors to determine that such persons should serve on the Board.

Director	Skills/Qualifications
Richard A. Charpie	Business and Finance experience gained over 30 years of private equity experience; Managing Partner of Ampersand Capital; Numerous directorships of public and private companies; Board Chair of more than 10 companies; Ph.D. in Economics and Finance.

George M. Davis	Previously the CEO of Avatech Solutions; Senior executive positions at several large public companies; Serves on several Board of Directors; B.S. degree in Economics and Business.

Marc L. Dulude	Business experience includes several directorships and senior executive roles in both public and private companies; Eight years of private equity experience; In addition to business experience, possesses a strong technical background including a M. Eng. degree in Mechanical Engineering

Eugene J. Fischer	Over ten years experience as a Board member of Avatech; Co-founder of Capstone Management, a venture capital firm; Previous venture capital and banking experience; Holds BS and MS degrees

Suzanne E. MacCormack	Business, Accounting and Finance experience gained over 30 years of experience; Over five years experience in private equity firm; Previous senior executive experience in a public company and several positions on Boards of Directors; B.A. degree in Business and is a CPA

Director	Skills/Qualifications
Manu Parpia	Business and Finance experience gained over 30 years of experience; Previous senior executive experience in a public company and several positions on Boards of Directors; B.S. degree in Chemical Engineering and a MBA

Charles D. Yie	Business experience includes directorships in more than 10 companies and prior senior executive experience; Significant private equity experience with Ampersand as a General Partner; B.S. degree in Electrical Engineering and M.S. degree in Management

CORPORATE GOVERNANCE

The Board of Directors periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency, and complies with the laws, rules and regulations that govern the Company’s operations in all material respects.

Committees and Meetings of the Board of Directors

Board of Directors—During the fiscal year ended June 30, 2011, the Board of Directors held 13 meetings. During the period he or she served, no incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board held during the year and (ii) the total number of meetings held by all committees on which the director served during such year. Directors are not required to attend the Annual Meeting of Stockholders but all persons who were serving as directors at the time of the 2010 Annual Meeting of Stockholders attended that meeting.

Audit Committee—The Company’s Board maintains a separately-designated standing Audit Committee that is appointed by the Board to oversee the Company’s accounting, financial reporting and internal control functions and the audit of the Company’s financial statements, consisting of Suzanne E. MacCormack (Chair) and George M. Davis. The Audit Committee’s responsibilities include, among others, direct responsibility for hiring, firing, overseeing the work of and determining the compensation for the Company’s independent registered public accounting firm, which reports directly to the Audit Committee. Ms. MacCormack satisfies the SEC’s definition of “audit committee financial expert” as set forth in applicable rules of the Securities and Exchange Commission (the “SEC”). The Audit Committee has adopted a written charter, which is available on the Company’s Internet website at www.rand.com. During the fiscal year ended June 30, 2011, the Audit Committee met six times.

Nominating Committee—The full Board of Directors acts as a nominating committee for the annual selection of nominees for election as directors (see “Director Recommendations and Nominations” below). The Board met in this capacity one time during fiscal year 2011. The Board believes that the interests of the Company’s stockholders are served by relegating the nominations process to the full Board and all but two of its members are independent directors.

Compensation Committee—Following the merger, Messrs. Yie, (Chair), Fischer and Parpia were appointed to serve as the members of the Compensation Committee. The Compensation Committee is charged with reviewing and determining the compensation of the Chief Executive Officer and the other members of the senior management of the Company, subject to approval from the full Board. On an annual basis, the Chief Executive Officer evaluates the compensation of the senior management team based on their performance and peer comparisons and makes recommendations to the Compensation Committee as to the compensation level for those positions for the coming year. During the fiscal year ended June 30, 2011, the Compensation Committee met two times and did not operate under a written charter.

Director Independence

The Board has determined that each of Messrs. Charpie, Fischer, Parpia and Yie and Ms. MacCormack is an “independent director” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules (the “NASDAQ Rules”), that each member of the Compensation Committee is an “independent director” as defined by NASDAQ Rule 5605(a)(2), and that Suzanne E. MacCormack, the Audit Committee financial expert, satisfies the audit committee independence standards of NASDAQ Rule 5605(c)(2). Mr. Dulude is not independent because he is the current CEO of the Company, and Mr. Davis is not independent because he is the former CEO of the Company.

With respect to the composition of the Board of Directors and its committees prior to the Merger, the Board of Directors determined that each of Garnett Y. Clark, Jr., George W. Cox, Eugene J. Fischer, Aris Melissaratos, Robert J. Post, David C. Reymann and Thom Waye was an “independent director” as that term is defined by NASDAQ Rule 5605(a)(2), that each member of the Compensation Committee was an “independent director” as defined by NASDAQ Rule 5605(a)(2), and that each member of the Audit Committee satisfied the audit committee independence standards of NASDAQ Rule 5605(c)(2).

In making these independence determinations, in addition to the transactions described below under “Certain Relationships and Related Transactions”, the Board considered the effect of the merger on director independence.

Board Leadership and Role in Risk Oversight

The Board believes that effective board leadership structure can depend on the experience, skills, and personal interaction between persons in leadership roles and the needs of the Company at any point in time. The positions of Chairman of the Board and Chief Executive Officer are held by two different people based on the Board’s recognition of the differences between the two responsibilities. Our Chief Executive Officer is responsible for setting our strategic direction and for day-to-day leadership and performance of the Company. Our Chairman of the Board provides input to the Chief Executive Officer, sets the agenda for board meetings, and presides over meetings of the full Board.

The Board fulfills a significant role in the oversight of risk in the Company, both through the actions of the Board as a whole and those of its Compensation and Audit Committees. The Board is responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. The Board believes that this division of responsibilities is the most effective approach for addressing the risks facing the Company, and the Company’s Board leadership structure supports this approach. The Board receives periodic reports from management regarding the most significant risks facing our Company. The Board meets at least every quarter to review the operations of the Company, its financial results and any items of strategic importance or significant risk. The Audit Committee meets regularly with the Company’s independent registered public accounting firm to receive reports on the results of the audited financial statements and to review and approve all major regulatory filings. The Compensation Committee establishes and oversees the Company’s executive compensation programs and periodically reviews these programs to determine whether they present any significant risks to the value of the Company.

Compensation of Directors

The full Board is responsible for establishing compensation policies and setting directors compensation and intends to continue in effect the Compensation Committee’s policy. The following table provides information about the compensation paid to or earned by the Company’s directors during fiscal year 2011 who are not Named Executive Officers (as defined below). Information regarding directors who are also Named Executive Officers is presented in the Summary Compensation Table that is provided later in this report. Information with respect to Messrs. Charpie and Yie and Ms. MacCormack is not included because they received no compensation, in any form, from the Company during fiscal year 2011.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)	Option Awards ($)(3, 4)	All Other Compensation ($)(5)	Total ($)
George M. Davis	14,800	0	2,304	0	17,104
Eugene J. Fischer	13,400	0	2,304	3,105	20,209
Manu Parpia[1]	3,500	0	10,368	2,644	16,512
Garnett Y. Clark, Jr.[2]	7,200	0	0	0	7,200
George W. Cox[2]	7,200	0	0	0	7,200
Aris Melissaratos[2]	0	8,640	0	0	8,640
Robert J. Post[2]	0	8,640	0	0	8,640
David C. Reymann[2]	7,200	0	0	0	7,200
Thom Waye[2]	0	8,640	0	0	8,640

(1)	Mr. Parpia joined the Board on March 31, 2011.
(2)	Messrs. Clark, Cox, Melissaratos, Post, Reymann and Waye served as directors until the closing date of the Merger, and the amounts shown above represent compensation paid for services performed between July 1, 2010 and August 17, 2010.
(3)	The value of each equity award reflects the aggregate grant date fair value of that award computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718, “Accounting for Stock Compensation”. See Note 1 to the consolidated audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended June 30, 2011 regarding the assumptions underlying the valuation of equity awards.
(4)	At June 30, 2011, outstanding stock options held by Mr. Davis, Mr. Fischer and Mr. Parpia were options to purchase 6,000, 70,800 shares and 22,200 shares, respectively.
(5)	Amount represents travel reimbursements to Directors to attend Board and other Company meetings.

During the fiscal year ended June 30, 2011, those directors who were employed by the Company received no compensation for serving as a director. Directors are eligible to participate in the Company’s 2002 Stock Option Plan. In April 2009, the Board of Directors approved a reduction of all aspects of Board compensation of 10% in response to a 10% reduction in the base compensation of all Company employees. In May 2011, the Board voted to reinstate the Board compensation plan to the levels prior to the April 2009 reduction (the “Board Compensation Plan”). Under the provisions of the current Board Compensation Plan, non-employee members of the Board of Directors receive an annual salary of $10,000, payable in quarterly installments, as well as $1,000 for each meeting attended. The Chair of the Compensation Committee receives an additional $2,500 per year, paid in quarterly installments, for performing his duties and the Audit Committee Chair receives an additional annual salary of $24,000, also paid in quarterly installments. Non-employee members of the Board receive an additional $500 for each committee meeting which lasts more than 30 minutes. Directors may elect to receive $1.20 worth of stock in lieu of each dollar of cash compensation. Each non-employee director also receives an initial grant of an option to purchase 18,000 shares of Common Stock upon joining the Board, one-third of which vests immediately and the remainder vests in equal installments on the first and second anniversary of the grant date. At the end of each fiscal year, non-employee directors are granted immediately vested options to purchase 6,000 shares of stock. The exercise price of all non-employee director stock options and the value of stock granted in lieu of cash compensation is the closing price of a share of the Common Stock on the last business day before the options are granted or shares of stock are issued.

Dr. Charpie, Mr. Yie and Ms. MacCormack have waived the receipt of any form of compensation for serving on the Board.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that is designed to promote the highest standards of ethical conduct by the Company’s directors, executive officers and employees, including its principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. The Code of Ethics is posted on the Company’s Internet website at http://www.rand.com. In the event of an amendment to, or a waiver from, a provision of the Company’s Code of Ethics that applies to any of the Company’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, the Company intends to promptly disclose such amendment or waiver on its Internet website.

Director Recommendations and Nominations

Director candidates may come to the attention of the Board of Directors from any number of sources, including current directors, executive officers or other persons. The Board does not have a formal policy under which it considers the diversity of candidates for directorship when making nominations. The Board periodically reviews its list of candidates available to fill vacancies and researches and evaluates, among other things, the talent, skills, financial and business experience and expertise of the candidate, his or her independence from the Company, and his or her general background. In addition, the Board assesses whether any vacancies are expected due to retirement or otherwise and the need for particular expertise on the Board. Historically, the Board has generally sought to choose individuals that have skills, education, experience and other attributes that will complement and/or broaden the strengths of the existing directors.

The Board will consider a candidate recommended by a stockholder and, in doing so, will apply these same methods and criteria to any such recommendation. It should be noted, however, that a stockholder recommendation is not a nomination, and there is no guarantee that a candidate recommended by a stockholder will be approved by the Board of Directors. A stockholder who desires to nominate a candidate for election may do so only in accordance with Section 5(c) of Article III of the Company’s By-Laws, a copy of which may be obtained from the Secretary of the Company or from the Company’s filings with the SEC.

Furthermore, stockholders should understand that the Board’s ability to nominate directors, whether recommended by a stockholder or otherwise, may be limited by the terms of the Stockholders’ Agreement, which are discussed in detail above in the section entitled “ELECTION OF DIRECTORS (Proposal 1)” under the heading “Interest of Director Nominees in the Election”. Specifically, the Stockholders Agreement currently limits the size of the Board to seven directors, the Board agreed to nominate certain individuals to the Board for certain periods, and RWWI and all persons who were serving as directors or executive officers of the Company at the time of the merger (and their affiliated investment funds) agreed to vote their respective shares of our voting securities for the election of certain nominees.

Communications with the Board

Any stockholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o the Company’s Secretary, 161 Worcester Road, Suite 401, Framingham, Massachusetts 01701. Any proper communication so received will be processed by the Secretary. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary (subject to any applicable regulatory requirements) will use his judgment to determine whether such communication should be conveyed to the Board or, as appropriate, to the member(s) of the Board named in the communication.

Family Relationships

There are no family relationships among our directors and/or executive officers.

Indemnification Agreements

On the closing date of the merger, the Company entered into indemnification agreements (the “Indemnification Agreements”) with each of its directors and with Lawrence Rychlak, the Company’s President and Chief Financial Officer (each, an “Indemnitee” and collectively, the “Indemnitees”). Under the

Indemnification Agreements, the Company agreed to indemnify each Indemnitee to the fullest extent permitted by law against any liability arising out of the Indemnitee’s performance of his or her duties to the Company. The indemnification provided by the Indemnification Agreements is in addition to the indemnification required by the Company’s bylaws and applicable law. Among other things, each Indemnification Agreement indemnifies the Indemnitee (and under certain circumstances, investment funds affiliated with the Indemnitee) against certain expenses (including reasonable attorneys’ fees) incurred by the Indemnitee in any action or proceeding, including any action by or in the right of the Company, arising out of the Indemnitee’s service to the Company or to any other entity to which the Indemnitee provides services at the Company’s request. Further, each Indemnification Agreement requires the Company to advance funds to the Indemnitee to cover any expenses the Indemnitee incurs in connection with any proceeding against the Indemnitee as to which the Indemnitee could be indemnified. Each of the director nominees is an Indemnitee.

BENEFICIAL OWNERSHIP OF VOTING SECURITIES OF RAND WORLDWIDE, INC.

The following table shows information, as of the Record Date, with respect to each person or group of persons, other than directors, director nominees, and executive officers of the Company, known by the Company to beneficially own more than 5% of the Company’s voting securities. Generally, a person “beneficially owns” voting securities if that person has or shares with others the right to vote those securities or to invest (or dispose of) those securities, or if that person has the right to acquire such voting or investment rights, within 60 days of the Record Date (such as by exercising stock options or similar rights). The percent of class owned by each such person is calculated by dividing the number of voting securities beneficially owned by each person by the total number of voting securities actually outstanding on the Record Date. To the Company’s knowledge, except as indicated in the footnotes to the following table and subject to community property laws where applicable, the persons named in this table have sole voting and investment power with respect to all voting securities shown as beneficially owned by them.

Name and Address of Beneficial Owner	Common Stock		Series D Convertible Preferred Stock		Series E Convertible Preferred Stock
	Shares Beneficially Owned	Percent of Class	Shares Beneficially Owned	Percent of Class	Shares Beneficially Owned	Percent of Class
RWWI Holdings LLC c/o Ampersand Capital 55 William Street, Suite 240 Wellesley, MA 02481	34,232,682	65.9%	—	—	—	—

Peter H. Kamin One Avery Street, 17B Boston, MA 02111	3,638,990	7.0%	—	—	—	—

The following table shows information known by the Company, as of the Record Date, with respect to the beneficial ownership of the Company’s voting securities by each of the Company’s current directors, director nominees, and Named Executive Officers, and all of the current directors, director nominees, and executive officers as a group. Generally, a person “beneficially owns” voting securities if that person has or shares with others the right to vote those securities or to invest (or dispose of) those securities, or if that person has the right to acquire such voting or investment rights, within 60 days of the Record Date (such as by exercising stock options or similar rights). The percent of class owned by each such person is calculated by dividing the number of voting securities beneficially owned by each person by the total number of voting securities actually outstanding on the Record Date. To the Company’s knowledge, except as indicated in the footnotes to the following table and subject to community property laws where applicable, the persons named in this table have sole voting and investment power with respect to all shares of the voting securities shown as beneficially owned by them.

	Common Stock		Series D Convertible Preferred Stock		Series E Convertible Preferred Stock
Beneficial Owner	Shares Beneficially Owned	Percent of Class	Shares Beneficially Owned	Percent of Class	Shares Beneficially Owned	Percent of Class
Eugene J. Fischer[1]	1,418,208	2.7%	500,000	45.9%	75	8.0%
Lawrence Rychlak[3]	388,462	*	—	—	25	2.7%
George M. Davis[2]	217,422	*	—	—	—	—
Manu Parpia[4]	11,400	*	—	—	—	—
Richard A. Charpie	—	—	—	—	—	—
Marc L. Dulude	—	—	—	—	—	—
Robert Heeg	—	—	—	—	—	—
Suzanne E. MacCormack	—	—	—	—	—	—
Charles D. Yie	—	—	—	—	—	—
All current directors, director nominees, and executive officers as a group (a total of 9 persons):	2,035,491	3.8%	500,000	45.9%	100	10.7%

*	Less than one percent.
(1)	Mr. Fischer is a member of the Board of Directors. The amount shown for Mr. Fischer includes 1,000,837 and 115,385 shares of Common Stock issuable on conversion of shares of Series D and Series E Convertible Preferred Stock, respectively, held by Capstone Capital SBIC, L.P.; and 70,800 shares of Common Stock subject to options held by Capstone. Mr. Eugene Fischer is the president of the general partner Capstone and shares voting and dispositive power with respect to the shares held by Capstone with Barbra L. Santry.
(2)	Mr. Davis is a member of the Board of Directors and is the Company’s former Chief Executive Officer. The amount shown for Mr. Davis includes 6,000 shares of Common Stock subject to options.
(3)	Mr. Rychlak serves as the Company’s President and Chief Financial Officer. The amount shown for Mr. Rychlak includes 350,000 shares of Common Stock subject to options and 38,462 shares of Common Stock issuable on conversion of shares of Series E Convertible Preferred Stock.
(4)	Mr. Parpia is a member of the Board of Directors and the amount shown for Mr. Parpia is comprised of 11,400 shares of Common Stock subject to options.

EXECUTIVE OFFICERS

Set forth below is information with respect to the individuals who serve as the executive officers of the Company.

Name	Age	Position
Richard A. Charpie	59	Chairman of the Board
Marc L. Dulude	51	Chief Executive Officer
Lawrence Rychlak	55	President and Chief Financial Officer
Robert Heeg	53	Executive Vice President

Richard A. Charpie—Mr. Charpie became the Chairman of the Board in connection with the Merger with Avatech. Our Bylaws provide that the Chairman is an executive officer of the Company. Information about Mr. Charpie, including his business experience during the past five years, is set forth above under the heading “Election of Directors”.

Marc L. Dulude—Mr. Dulude became Chief Executive Officer in connection with and pursuant to the terms of the Merger with Avatech. Information about Mr. Dulude, including his business experience during the past five years, is set forth above under the heading “Election of Directors”.

Lawrence Rychlak—Mr. Rychlak joined Avatech in May 2005 as Chief Financial Officer and was appointed President in October 2009. Following the Merger, Mr. Rychlak continued as the President and Chief Financial Officer of Rand Worldwide, Inc. Prior to joining the Company, he worked for Environmental Elements Corporation, where he served as interim president and Senior Vice President and Chief Financial Officer from 2001 to May 2005. Mr. Rychlak’s background also includes several senior financial positions in both for profit and not-for-profit organizations, business consulting with a regional consulting firm and eight years with an international accounting and consulting firm. He is a Certified Public Accountant and holds a Bachelor of Arts degree in Accounting and a Master’s degree in Business Administration from Loyola University in Baltimore.

Robert Heeg—Mr. Heeg joined Rand Worldwide in August 2000 as a Sales and Marketing Manager for the company’s IMAGINiT Technologies division. In August 2002, he was appointed US Country Manager of IMAGINiT Technologies and in 2004 was named Executive Vice President, and continued as Executive Vice President after the Merger. Prior to joining Rand Worldwide, Mr. Heeg served as the Vice President and General Manager of Anderson International Corp. from 1996 to 2000. He holds a Bachelor of Science degree in Electrical Engineering from Ohio University.

EXECUTIVE COMPENSATION

The following table provides detailed information about the remuneration (for services in all capacities) awarded to, earned by, or paid during the last two fiscal years to (i) the individual who served as the Company’s principal executive officer during fiscal year 2011 (the “PEO”), (ii) the Company’s two most highly compensated executive officers other than the PEO who were serving as executive officers as of June 30, 2011 and who earned more than $100,000 during fiscal year 2011, and (iii) up to two additional individuals for whom information would have been disclosed pursuant to the preceding item (ii) but for the fact that such individuals were not serving as executive officers as of June 30, 2011 (collectively, the “named executive officers”).

SUMMARY COMPENSATION TABLE

Name and principal position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)[1]	Non-equity Incentive Plan Compensation ($)	All Other Compensation ($)[2]	Total ($)
Marc L. Dulude Chief Executive Officer[3]	2011 2010	277,834 0	30,300 0	213,926 0	212,027 0	9,569 0	743,656 0

Lawrence Rychlak President and Chief Financial Officer	2011 2010	235,542 223,250	25,377 30,000	106,963 0	169,621 0	9,115 10,130	546,618 263,380

Robert F. Heeg Executive Vice President[4]	2011 2010	232,334 0	24,998 0	106,963 0	169,621 0	9,036 0	542,952 0

George M. Davis Former Chief Executive Officer[5]	2011 2010	164,584 237,500	0 0	0 0	0 0	1,583 9,450	166,167 246,950

(1)	For purposes of this table, the value of each equity award reflects the aggregate grant date fair value of that award computed in accordance with FASB ASC Topic 718, “Accounting for Stock Compensation”. See Note 1 to the consolidated audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended June 30, 2011 regarding the assumptions underlying the valuation of equity awards.
(2)	Amount represents employer matching contributions under the Company’s 401(k) plan.
(3)	Mr. Dulude was named Chief Executive Officer on August 17, 2010 upon the closing of the merger and therefore received no compensation from the Company for the fiscal year ended June 30, 2010. During that time, Mr. Dulude received $281,875 in total compensation from the pre-merger Rand Worldwide, which was comprised of $275,000 in base salary and $6,875 in other compensation.
(4)	Mr. Heeg was the Executive Vice President of the pre-merger Rand Worldwide and became the Executive Vice President of the Company after the Merger, and therefore received no compensation from the Company for the fiscal year ended June 30, 2010. During that time, Mr. Heeg received $236,110 in total compensation from the pre-merger Rand Worldwide, which was comprised of $230,000 in base salary and $6,110 in other compensation.
(5)	Mr. Davis resigned as the Company’s Chief Executive Officer on August 17, 2010 upon the closing of the merger. During the fiscal year 2010, Mr. Davis served on the Board of Directors but received no fees for such service. During fiscal year 2011, Mr. Davis was compensated in accordance with the Board of Directors Compensation Plan, as previously disclosed under the caption “Directors Compensation”.

Executive Compensation Philosophy and Employment Arrangements with Named Executive Officers

Compensation Philosophy

The Board maintains a separate Compensation Committee that is charged with establishing executive compensation. The Committee understands and values the vital impact that executive management has in achieving success for the Company and the creation of stockholder value, and it recognizes the highly competitive environment in which the Company must compete for top-level executive management. The overall objective in establishing executive compensation is to ensure that the Company can attract, retain, motivate and reward a high caliber, high performing executive team, which is continually focused on achieving long-term stockholder value. The Committee believes that the Company’s compensation program offers a competitive compensation package to all executive employees that takes into account both individual contributions and corporate performance. The Chief Executive Officer plays a role in recommending incentive plan compensation awards to the Compensation Committee and also serves as a director and votes on compensation matters of the senior management, except for his own compensation.

The Committee seeks to accomplish its goals by paying competitive base salaries augmented with performance-based incentives, and securing these benefits and the employment of the executives through written employment agreements when appropriate. Short-term compensation includes both base salary and performance-based cash bonus opportunities, while long-term incentives are generally in the form of equity based awards, with or without performance features. Both cash bonuses and long-term incentive plans align management’s interests with stockholders by incenting earnings growth and providing significant equity interest in the Company.

Base salaries are set at levels intended to foster career development among executives, consistent with the long-term nature of the Company’s business objectives. In setting base salary levels, consideration is given to salary levels paid to executives holding similar positions at other comparable organizations. Annual salary adjustments are determined after considering the executive’s performance during the immediately preceding year.

Employment Arrangements with Named Executive Officers

Messrs. Dulude, Rychlak and Heeg all have employment agreements with the Company. Mr. Davis’s executive officer service prior to August 17, 2010 was performed pursuant to an employment agreement with Avatech.

Mr. Dulude’s agreement entitles him to an annual base salary of $283,500 plus an annual bonus targeted at $125,000, based on his achievement of certain performance goals established from time to time, and subject to annual review by the Compensation Committee. The agreement also entitles Mr. Dulude to participate in any long term incentive plan that may be adopted by the Board. Mr. Dulude is also entitled to participate in the Company’s benefit programs to the same extent as, and subject to the same terms, conditions and limitations applicable to, other employees of the Company, including 401(k) plan participation, life, health, dental, accident and short term and long term disability insurance. The effective date of his agreement is January 1, 2011 and the agreement may be terminated by the Company or Mr. Dulude at any time without prior notice. If the Company terminates the agreement without “Cause” (as defined in the agreement) or in the event of Mr. Dulude’s death or disability, then Mr. Dulude is entitled to salary and benefits continuation for a period of twelve (12) months provided that Mr. Dulude (or his estate, as the case may be) executes and delivers a release and waiver of claims acceptable to the Company within twenty eight (28) days of the termination. The Company will be deemed to have terminated Mr. Dulude without “Cause” if Mr. Dulude terminates his agreement and any of the following events occur and the Company does not take action to remedy such event within 30 days of receiving notice from Mr. Dulude of such event: (i) the Company substantially reduces or diminishes Mr. Dulude’s duties and responsibilities without Cause; (ii) the Company reduces Mr. Dulude’s base salary (other than in connection with a proportional reduction of the base salaries of a majority of the executive employees of the Company); or (iii) the Company permanently relocates Mr. Dulude without his written consent to another primary office unless Mr. Dulude’s primary office following such relocation is within 50 miles of his primary office immediately before the relocation or his permanent residence immediately prior to the date of his relocation. If Mr. Dulude is terminated by the Company with Cause or if Mr. Dulude voluntarily resigns, then he is entitled only to the amount owed for work done prior to the termination or resignation. In connection with his employment agreement, Mr. Dulude executed an Employee Confidentiality, Assignment of Inventions, Non-Competition and Non-Solicitation Agreement (the “Confidentiality Agreement”) pursuant to which he agreed, among other things, not to compete with the Company or any of its affiliates, during the term of his employment or for 12 months thereafter.

On August 7, 2010, in connection with the Merger, the Company and Mr. Rychlak entered into an Amended and Restated Employment Agreement to ensure that Mr. Rychlak’s employment agreement complies with Section 409A of the Internal Revenue Code, and to modify some severance provisions. Mr. Rychlak’s employment agreement calls for an annual salary of $235,000, subject to annual review, and the right to participate in all benefit plans offered by the Company to its executive officers, including participation in the Company’s 401(k) plan, its equity compensation plans and its fringe benefit plans. In addition, the agreement provides for an annual bonus, targeted at $100,000, based on his achievement of certain performance goals established from time to time, or a discretionary bonus as determined and awarded by the Compensation Committee. Mr. Rychlak’s annual salary is currently set at $242,500. Mr. Rychlak’s employment agreement provides for severance benefits if the Company terminates him without “Cause” (as defined in the agreement), if Mr. Rychlak terminates his employment for “Good Reason” (as defined in his agreement), or if he voluntarily resigns upon a “Change in Control” (as defined in the agreement). Severance benefits include the continuation of base salary and benefits (to the extent those benefit plans permit continued participation) for (i) 24 months if the termination occurs at any time prior to June 30, 2011, (ii) a period of months equal to 12 plus the number of full months remaining before July 1, 2012 if the termination occurs on or after June 30, 2011 but before June 30, 2012, and (iii) 12 months if the termination occurs on or after June 30, 2012. Mr. Rychlak agreed in his agreement that the merger would not be deemed a Change in Control that would entitle him to voluntarily resign (other than for Good Reason) and thereafter receive severance. Under his agreement, Mr. Rychlak is prohibited from conflicts of interest and is required to maintain the confidentiality of nonpublic information regarding Rand and its customers. Additionally, Mr. Rychlak is bound by a covenant not to compete and not to interfere with other employees of Rand if his employment is terminated for any reason.

Mr. Heeg’s employment agreement, dated May 7, 2008, is with Rand IMAGINiT Technologies, Inc., a subsidiary of the Company that was acquired in the Merger, and provides for an annual salary of $220,000, subject to annual review and adjustment, and the right to participate in all benefit plans offered by the Company to its executive officers, including participation in the Company’s 401(k) plan, its equity compensation plans and its fringe benefit plans. In addition, the agreement provides for an annual bonus, targeted at $100,000, based on his achievement of certain performance goals established from time to time, or a discretionary bonus as determined and awarded by the Compensation Committee. Mr. Heeg’s annual salary level is currently set at $237,000. The agreement may be terminated by the Company or Mr. Heeg at any time without prior notice. If the Company terminates the agreement without “Cause” (as defined in the agreement) or in the event of Mr. Heeg’s death or disability, then Mr. Heeg or his estate is entitled to salary and benefits continuation for a period of twelve (12) months provided that Mr. Heeg executes and delivers a release and waiver of claims acceptable to the Company within twenty eight (28) days of the termination. If Mr. Heeg is terminated by the Company with Cause or if Mr. Heeg voluntarily resigns, then he is entitled only to the amount owed for work done prior to the termination or resignation. In connection with his employment agreement, Mr. Heeg executed an Employee Confidentiality, Assignment of Inventions, Non-Competition and Non-Solicitation Agreement (the “Confidentiality Agreement”) pursuant to which he agreed, among other things, not to compete with Rand Worldwide or any of its affiliates during the term of his employment or for 12 months thereafter.

Under Mr. Davis’ employment agreement, which terminated in connection with the merger, he was entitled to receive an annual base salary of $250,000, to receive and/or participate in such incentive compensation awards and programs as the Board of Directors or its Compensation Committee may from time to time grant or establish, including, without limitation, discretionary bonus programs and participation in the Company’s equity compensation programs, and to participate in the employee benefits plans and programs offered by the Company to its executives and/or its employees generally, including medical, disability and life insurance coverage and participation in the Company’s 401(k) plan. Mr. Davis’ service under his agreement terminated in connection with the merger, and the severance provisions of the agreement were triggered. Pursuant to these severance provisions, (i) all outstanding stock options held by Mr. Davis immediately vested and will remain exercisable for one year, (ii) Mr. Davis received continued base salary payments for six months, and (iii) Mr. Davis is entitled to receive continued medical insurance coverage for up to 24 months after termination. Continued medical coverage will be in the form of a waiver by the Company of payments that it otherwise would charge to Mr. Davis for continuation coverage under the federal Consolidated Omnibus Budget Reconciliation Act (“COBRA”) or, for any period during which Mr. Davis is not eligible for COBRA coverage, reimbursement by the Company of premiums (not to exceed 100% of the COBRA rate that the Company would charge to Mr. Davis under its then existing medical insurance plan) that Mr. Davis is required to pay to purchase a policy of comparable private health insurance. Mr. Davis agreed, for one year following termination, not to, directly or indirectly, (a) compete with the Company by selling comparable products or services within 50 miles of any location at which the Company or any of its affiliates sells its products or offers its services, (b) employ or retain any person who was employed or retained by the Company and/or its affiliates during the period of Mr. Davis’ employment, or (c) solicit any customers or clients of the Company and/or its affiliates.

Executive Bonuses

The Company maintains an Annual Cash Bonus Plan which is designed to pay out cash bonuses based on the achievement of pre-established levels of annual earnings before interest, taxes, depreciation and amortization (“EBITDA target”). For the year ended June 30, 2011, management exceeded the EBITDA target established shortly after the merger and Messrs. Dulude, Rychlak and Heeg were awarded cash bonuses of $212,027, $169,621 and $169,621, respectively, in accordance with the provisions of the plan.

In addition, in February 2011, the Board of Directors, in recognition of management’s successful efforts relating to the merger integration of the operations of Avatech Solutions, Inc. and Rand Worldwide, Inc., awarded a Special Recognition Bonus to Messrs. Dulude, Rychlak and Heeg of $30,300, $25,377 and $24,998, respectively.

Long-Term Incentive Compensation/Equity Based Awards

The Company believes that equity based compensation is among the most effective means of creating a long-term link between the interests of its stockholders and the performance of our organization and its executive team. Vesting schedules for equity based awards also encourage officer retention.

Executives are eligible to receive equity awards in the form of stock options and restricted stock and the value of these awards granted is based on competitive market practice, company performance, and individual performance. The Compensation Committee recommends, in its discretion, the form, number, and terms of equity based awards, and the full Board of Directors approves the awards.

In May 2011, the Compensation Committee recommended and the Board of Directors approved equity-based awards of stock options to Messrs. Dulude, Rychlak and Heeg based upon the totals of previous awards and each executive officer’s performance. The stock options expire in ten years, vest annually over a four year period and have an exercise price of $0.70 per share. These awards were as follows:

Named Executive Officer	Number of Options Awarded
Marc L. Dulude	557,100
Lawrence Rychlak	287,550
Robert Heeg	287,550

Equity Compensation

The following table sets forth certain information about options under the Company’s equity compensation plans that remain unexercised at June 30, 2011. As of that date, no other forms of equity awards were outstanding.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

Name and principal position	Number of Securities Underlying Unexercised Options (#) Exercisable[1]	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date[2]
Marc L. Dulude Chief Executive Officer	-0-	557,100	[2]		$0.70	5/10/2021

Lawrence Rychlak President and Chief Financial Officer	100,000 100,000 50,000 100,000 -0-	-0- -0- -0- -0- 278,550	[3]	$ $ $ $ $	0.50 1.05 1.71 0.84 0.70	5/9/2015 10/20/2015 9/29/2016 10/29/2017 5/10/2021

Robert Heeg Executive Vice President	-0-	278,550	[3]		$0.70	5/10/2021

George M. Davis Former Chief Executive Officer[4]	18,000 100,000 75,000 200,000	-0- -0- -0- -0-		$ $ $ $	2.10 1.62 0.87 0.87	08/17/2011 08/17/2011 08/17/2011 08/17/2011

(1)	In accordance with the terms of the stock option agreements, all outstanding equity awards held by Messrs. Rychlak and Davis as of the date of the merger became vested upon closing of the merger.
(2)	139,275 shares become vested each May 10, 2012, 2013, 2014 and 2015.

(3)	69,638 shares become vested each May 10, 2012, 2013, 2014 and 2015.
(4)	Mr. Davis resigned his position as Chief Executive Officer on August 17, 2010 upon the closing of the merger. Pursuant to the terms of his employment agreement, the expiration dates of Mr. Davis’ outstanding options were changed to August 17, 2010 on account of the termination of his Chief Executive Officer status. These options were not exercised by Mr. Davis by August 17, 2011 and, as a result, have expired.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors and executive officers of the Company and each person who beneficially owns more than ten percent of the outstanding shares of Common Stock to file with the SEC an initial report of beneficial ownership on Form 3 and reports with respect to subsequent changes in beneficial ownership of such securities on Form 4 or Form 5. To the Company’s knowledge, based solely upon the review of the copies of such reports furnished to the Company, these persons timely filed all reports required by Section 16(a) during the fiscal year ended June 30, 2011, except that Mr.  Parpia’s initial statement of beneficial ownership on Form 3 was filed late.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management the audited financial statements of the Company and its subsidiaries for fiscal year ended June 30, 2011.

The Audit Committee has discussed with Stegman & Company, the Company’s independent registered public accounting firm, the matters required to be discussed by the Statement of Auditing Standards No. 114, “The Auditor’s Communication with Those Charged with Governance”. The Audit Committee has received the written disclosures and the letter from Stegman & Company required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence”, and has discussed Stegman & Company’s independence with Stegman & Company.

Based on the foregoing review and discussions, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements for the fiscal year ended June 30, 2011 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 for filing with the SEC.

By:	AUDIT COMMITTEE

Suzanne E. MacCormack, Chair
George M. Davis

APPROVAL OF AN AMENDMENT TO THE STOCK OPTION PLAN (Proposal 2)

At the Annual Meeting, stockholders will be asked to approve an amendment to the PlanetCad, Inc. 2002 Stock Option Plan (the “Plan”) to increase the maximum number of shares of Common Stock that may be issued under the Plan by 3,700,000 (the “Additional Shares”), from 3,100,000 to 6,800,000 (the “Plan Amendment”). The Company was previously known as “PlanetCad, Inc.” On May 10, 2011, the Board of Directors authorized the Plan Amendment, subject to stockholder approval. The Plan Amendment will become effective if and when approved by our stockholders.

Purpose of the Plan and the Plan Amendment

The Plan was approved by stockholders and adopted in 2002 and originally authorized the issuance of up to 3,100,000 shares of Common Stock upon the exercise of stock options (each, an “Option” and collectively, “Options”) to be granted under the Plan. The Plan was adopted for the purpose of attracting and retaining the services of key individuals who are essential to the Company’s long-term growth and financial success by providing these individuals with the right to acquire an ownership stake in the Company. Not only does the Board believe that Options constitute an important component of compensation in a competitive market for talented individuals, but it also believes that a compensation package which includes Options tends to align the interests of Plan participants with the interests of stockholders and the long-term success of the Company. In the past, the Company has relied on, and attributes its past success in part to, its ability to grant Options to key individuals, and it desires to retain this ability going forward. As of the date of this proxy statement, however, no shares remain available for issuance under the Plan. The Board authorized the Plan Amendment and directed that it be submitted to stockholders for approval to ensure that the Company can remain competitive and continue to provide key individuals with this valuable component of compensation.

The following summary of key provisions of the Plan, as amended by the Plan Amendment (the “Amended Plan”), is qualified in its entirety by reference to the Amended Plan document, which is attached to this proxy statement as Annex A and incorporated herein by reference. The Company urges stockholders to carefully read the Amended Plan document, as it is a legal document that governs the Options to be granted under the Amended Plan.

Administration

The Amended Plan contemplates that it will be administered by a committee comprised of two or more independent directors appointed by the Board of Directors (the “Committee”). If no Committee is appointed, however, then the Amended Plan will be administered by the Board, provided that a committee comprised of at least two independent directors must be appointed to grant any Option that is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Subject to the provisions of the Amended Plan and any outstanding Option agreements, the Committee has complete authority, in its discretion, to make the following determinations with respect to the Amended Plan and each Option: (i) the employees and directors to whom Options may be granted; (ii) the type of Option to be granted; (iii) the time at which an Option will be granted; (iv) the number of shares of the Common Stock subject to the Option; (v) the exercise price of the Option; (vi) the vesting schedule, if any, over which the Option will become exercisable; (vii) the expiration date of the Option (which may not be more than 10 years after the grant date); and (viii) the restrictions, if any, to be imposed upon transfer of shares of the Common Stock purchased upon the exercise of the Option. In addition, the Committee will have complete authority to interpret the Amended Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Amended Plan.

Eligibility for Participation

The Amended Plan is available to all directors of the Company and its subsidiaries, all employees of the Company and its subsidiaries, including employees who are officers or directors of the Company, and consultants of the Company and its subsidiaries. Only employees are eligible to receive incentive stock options (“ISOs”). As of June 30, 2011, there were seven directors, three executive officers, and approximately 340 other employees (including officers who are not executive officers) who would have been eligible to participate in the Amended Plan.

Types of Awards

An Option allows the holder to buy a certain number of shares of Common Stock at an exercise price equal to at least the fair market value (as determined by the Committee) on the date the Option is granted. The Amended Plan contemplates the grant of Options intended to qualify as ISOs within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), so-called “nonqualified stock options” that are not intended to qualify as incentive stock options (“NQSOs”), or any combination of ISOs and NQSOs. All persons eligible to participate in the Amended Plan may receive NQSOs.

The Committee fixes the exercise price per share for Options on the date of grant, provided that the exercise price of any Option can never be less than the fair market value of the underlying shares of Common Stock on the date of grant and provided further that if a participant who will be granted an ISO is a person who holds more than 10% of the total combined voting power of all classes of outstanding voting securities of the Company, the exercise price per share of an ISO granted to such person must be at least 110% of the fair market value of a share of the Common Stock on the date of grant. To the extent that the aggregate fair market value of shares of common stock, determined on the date of grant, with respect to which ISOs (under all of the Company’s equity compensation plans) become exercisable for the first time by a participant during any calendar year exceeds $100,000, such ISOs will be treated as NQSOs.

The Committee determines the term of each Option, provided that no Option may have a term greater than 10 years from the date of grant and provided further that if the recipient of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the term of that person’s ISO may not exceed five years from the date of grant. The vesting period for each Option is determined by the Committee, in its sole discretion, and will be set forth in the Option Agreement. Generally an Option will vest in one or more installments over a specified period of service, although the Committee may structure an Option so that it will be immediately exercisable for any or all of the underlying shares. The Committee also may accelerate the vesting of an Option notwithstanding the vesting period set forth in the Option Agreement.

Options may be exercised at such times and be subject to such restrictions as the Committee determines, provided that ISOs may be exercised only while the participant is employed by or providing service to the Company or within a specified period of time after termination of such employment or service, as determined by the Committee. A participant may exercise an Option by delivering notice of exercise to the Company or its designated agent. Payment of the exercise price and any withholding taxes for an Option may be made (i) in cash, (ii) at the discretion of the Committee, in shares of Common Stock having a fair market value on the date of exercise equal to the exercise price and that have been held by the participant for at least six months, were purchased by the participant on the open market or meet any other requirements for “mature” shares as may exist on the date of payment, or (iii) by any other means or method acceptable to the Committee. The Committee may impose in an Option Agreement such restrictions on the shares deliverable upon exercise of an Option as it deems appropriate, including that such shares will constitute “restricted shares” subject to restrictions on transfer.

Fair Market Value

Under the Amended Plan, the fair market value of a share of the Common Stock on any relevant date (a “Determination Date”) will be determined as follows: (i) if the Common Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported on that exchange on the date prior to the Determination Date; (ii) if the Common Stock is not listed on a national securities exchange but is quoted on a recognized automated dealer quotation system on a last sales basis, the average between the high bid price and the low ask price reported on the date prior to the Determination Date; (iii) if the Common Stock is neither listed on a national securities exchange nor quoted through a recognized automated dealer quotation system on a last sales basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service; or (iv) in the event of a Change in Control (as defined in the Plan) which results in receipt of value by the stockholders, the same amount received by stockholders.

Shares of the Common Stock are traded in the over-the-counter market, and the Common Stock is currently quoted on the OTCQB Market operated by the OTC Markets Group, Inc. under the trading symbol “RWWI.OB”. On September 23, 2011, the closing sales price of a share of the Common Stock as reported on the OTCQB Market was $0.70, the high bid price was $0.70, and the low ask price was $0.70.

Shares Available for Awards; Maximum Awards

If the Plan Amendment is approved by stockholders, 3,700,000 additional shares of Common Stock will be available for future issuance upon the exercise of Options to be granted under the Amended Plan. These shares may be drawn from the Company’s authorized but unissued shares of Common stock or from shares that the Company acquires, including shares purchased on the open market. Shares subject to any outstanding Options under the Amended Plan that expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the Amended Plan and subsequently repurchased by the Company, at the exercise price, will be added back to the number of shares reserved for issuance under the Amended Plan and will be available for subsequent issuance.

Transferability

Generally, Options granted under the Amended Plan may not be transferred other than by will or the laws of descent and distribution. Unless otherwise provided in an Option agreement, Options granted under the Amended Plan may be exercised only by the participant during the participant’s lifetime.

Termination of Service with the Company

Upon the termination of a participant’s service with the Company other than because of disability or death, a participant will have up to three months to exercise his or her Option, but only to the extent exercisable at the time of termination and in no event after the term of the Option. In the case of retirement, however, a participant will have up to 12 months from the date of retirement to exercise a NQSO, but only to the extent exercisable at the time of retirement and in no event after the term of the NQSO. If termination results from the death or disability of the participant, then the participant (or the participant’s trustee, executor or administrator, as applicable) may exercise an Option at any time within the shorter of 12 months after the date of disability or death or the expiration of the Option term, but only to the extent exercisable at the time of disability or death. Any Option that is not exercisable at the time of termination or that is exercisable but not exercised within the time periods set forth above will terminate and lapse.

Adjustments for Changes in Capitalization and Other Corporate Changes

Options granted under the Amended Plan and any Option agreements evidencing such Options, the maximum number of shares of Common Stock subject to all Options and the maximum number of shares of Common Stock with respect to which any one person may be granted Options during any year will be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such Options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the grant date of any such Option or (ii) in the event of any change in applicable laws or any change in circumstances which results in, or would result in, any substantial dilution or enlargement of the rights granted to, or available for, holders of Options, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Amended Plan. In the event of any such adjustments or substitutions, the aggregate number of shares of Common Stock available under the Amended Plan, and the aggregate number of shares of Common Stock as to which Options may be granted to any one person over the term of the Amended Plan, shall be appropriately adjusted by the Committee. Any adjustment to an ISO will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code and will otherwise be made consistent with Exchange Act Rule 16b-3. Further, with respect to Options intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions will be made only to the extent that the Committee determines that such adjustments or substitutions may be made without a loss of deductibility for Options under Section 162(m) of the Code.

Change in Control

Upon a Change in Control, all outstanding unvested Options will become fully vested and exercisable. If a Change of Control is anticipated, then the Committee may, in its discretion and upon notice to affected persons, provide that an Option will terminate, but the Optionee will have the right, immediately prior to such event, to exercise the Option. In the event of a Change in Control, the Committee may also, in its discretion and upon notice to the affected persons, cancel any outstanding Options and pay to the Optionees, in cash or stock, or any combination of cash or stock, the value of such Options based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the Change in Control.

Fractional Shares

No adjustment, whether on account of a Change in Control or otherwise, to the number of shares of Common Stock subject to an Option will entitle a participant to receive a fractional share of Common Stock. If any adjustment to the number of shares of Common Stock covered by an Option would cause such number to include a fraction of a share, then the fraction will be rounded down to the nearest whole number of shares.

Termination of and Amendment to Amended Plan

By its terms, the Amended Plan will terminate on, and no further Options may be granted after, October 14, 2012, although the Board reserves the right to terminate the Amended Plan at any time prior to such date. The termination of the Amended Plan will have no effect on Options that were outstanding at the time of termination. The Board of Directors may, at any time and from time to time and in any respect, amend or modify the Amended Plan. Without stockholder approval, however, the Board may not adopt any amendment that would require the vote of stockholders under the Code or the rules of any national securities exchange on which the Common Stock is then listed. Moreover, no termination or amendment of the Amended Plan may adversely affect the rights of any holder of an Option without the consent of that holder.

Registration of Shares

As soon as is practicable after the Plan Amendment is approved by stockholders, the Company intends to file a Registration Statement on Form S-8 with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), covering the offer and sale of the Additional Shares pursuant to the Amended Plan. The shares originally reserved for issuance under the Plan are covered by a Registration Statement on Form S-8 (File No. 333-108354) that was filed on August 29, 2003.

Certain Federal Income Tax Consequences

The federal income tax consequences arising with respect to Options granted under the Amended Plan will depend on the type of Option granted. The following provides only a general description of the application of federal income tax laws to the Options that may be granted under the Amended Plan, based on current federal income tax laws. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Amended Plan, as the consequences may vary with the types of Option granted, the identity of the grantee, and the method of payment or settlement. This summary is not intended to be exhaustive and, among other things, does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Participants should not rely on this discussion for individual tax advice, as each participant’s situation and the tax consequences of exercising Options and disposing of the underlying shares of Common Stock will vary depending upon the specific facts and circumstances involved. Each participant is advised to consult with his or her own tax advisor.

Incentive Stock Options. A participant will not recognize income upon the grant or exercise of an Option that qualifies as an ISO under the Amended Plan. However, the difference between the fair market value of a share of the Common Stock on the date of exercise and the exercise price is an item of tax preference which may cause the participant to be subject to the alternative minimum tax in the year in which the ISO is exercised.

If a participant exercises an ISO and does not dispose of the underlying shares within (i) two years from the date of grant of the ISO and (ii) one year from the date of exercise, then the participant will generally recognize capital gain or loss on a subsequent sale of the shares of Common Stock acquired upon exercise of an ISO equal to the difference between the sales price and the exercise price. If a participant disposes of his or her shares of Common Stock before the expiration of either the two-year or the one-year holding periods described in the preceding sentence (each a “disqualifying disposition”), then the participant will generally realize ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess of the fair market value of the shares on the date of disposition over the exercise price. The remaining gain, if any, will be taxed to the participant as long-term or short-term capital gain depending on the holding period for such shares. The Company will not be allowed any deduction for federal income tax purposes at either the time of grant or the time of exercise of an ISO. Upon any disqualifying disposition by a participant, the Company will generally be allowed a deduction to the extent the participant realizes ordinary income.

Nonqualified Stock Options. A participant who is granted an Option under the Amended Plan which does not qualify as an ISO will be treated as having been granted an NQSO. Generally, the grant of an NQSO does not result in a participant recognizing income. Upon the exercise of an NQSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of the Common Stock at the time of exercise over the exercise price of the NQSO. The Company will generally be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant, provided that the Company satisfies its information reporting obligations with respect to such income. On a subsequent sale of the shares of the Common Stock, the participant will recognize capital gain or loss equal to the difference between the amount realized from the sale of the shares and the participant’s adjusted basis in those shares, which will generally be the sum of the amount paid and the amount of income previously recognized by the participant in connection with the exercise of the NQSO. Such capital gain will be long- or short-term depending upon the holding period for such shares.

Limitation on Income Tax Deduction. Under Section 162(m) of the Code, the Company’s federal income tax deductions may be limited to the extent that total compensation paid to a “covered employee” exceeds $1,000,000 in any one year. The Company can, however, preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with the conditions imposed by Section 162(m), including the payment of performance-based compensation pursuant to a plan approved by stockholders. The Amended Plan has been designed to enable any award granted by the Committee to a “covered employee” to qualify as performance-based compensation under Section 162(m).

Payroll Tax Issues. The Social Security, Medicare, and Federal Unemployment Taxes do not apply to ISOs and there is no federal income tax withholding requirement in regard to ISOs whether or not the participant complies with the aforementioned one- and two-year holding period requirements. The ordinary income recognized by a participant when he or she exercises NQSOs will generally constitute wages for purposes of the Social Security, Medicare, and the Federal Unemployment Taxes and, thus, will result in additional tax liability to the Company at that time. Further, the Company is obligated to withhold federal income tax regarding such amounts.

Interest of Certain Persons in the Adoption of the Plan Amendment; Future Amended Plan Benefits

The Company’s current directors, director nominees and executive officers have an interest in the proposal to adopt the Plan Amendment, as each is eligible to receive Options under the Amended Plan. The benefits that will be received by or allocated to eligible persons under the Amended Plan, including each of the current directors, director nominees, and named executive officers, the current executive officers as a group, the current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group, are discretionary and are not presently determinable.

During the Company’s fiscal year ended June 30, 2011, Options to purchase 1,114,200 shares of Common Stock, in the aggregate, were granted under the Plan to the current executive officers, Options to purchase 34,200 shares of Common Stock, in the aggregate, were granted under the Plan to current directors who are not executive officers, and Options to purchase 652,320 shares of Common Stock, in the aggregate, were granted under the Plan to employees, including current officers who are not executive officers.

Consideration to be Received by the Company for Options

The Company will not receive any monetary consideration from a grantee in return for the grant of an Option. The Company will receive no monetary consideration other than the exercise price of an Option for shares of Common Stock delivered to a participant upon the exercise of an Option.

Vote Required; Manner of Approval

The affirmative vote of holders of a majority of the outstanding shares of the Common Stock present in person or represented by proxy at the Annual Meeting (including shares of Common Stock underlying convertible preferred stock of the Company) is required for approval of Plan Amendment. In the event that a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the meeting present in person or by proxy will have power to adjourn the Annual Meeting until a quorum is present or represented. Proxies solicited by the Company will be voted “FOR” approval of the Plan Amendment unless otherwise instructed in the proxy.

Recommendation of the Board of Directors

The Company’s Board of Directors believes that the Plan Amendment will provide the Company with a valuable benefit by continuing its ability to attract and retain key individuals. The Board believes that the approval of the Plan Amendment is in the best interests of the Company and its stockholders.

The Board of Directors unanimously recommends that you vote “FOR” the Amendment.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information, as of June 30, 2011, with respect to all compensation arrangements that we maintain under which shares of common stock may be issued:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(1)
Equity compensation plans approved by security holders	3,522,253	$0.81	193,921

Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	3,522,253	$0.81	193,921

(1)	This amount represents shares of stock that may be issued under the Avatech Solutions, Inc. Amended and Restated Restricted Stock Plan, which contemplates the grant of shares of common stock upon such terms, including with respect to forfeiture and restrictions of resale and transfer, as the Board deems appropriate.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stegman & Company audited the Company’s consolidated financial statements for the year ended June 30, 2011, and the Audit Committee has again selected the firm of Stegman & Company as the Company’s independent registered public accounting firm for the current fiscal year. Representatives of the Stegman & Company are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Because the shares of Common Stock issued to RWWI in connection with the merger exceeded 50% of the shares of Common Stock outstanding immediately after the merger, pre-Merger Rand Worldwide was deemed to be the acquiring entity for accounting purposes. Prior to the merger, the Company’s fiscal year ended on June 30th, and pre-merger Rand Worldwide’s fiscal year ended on October 31st. Following the merger, the Company adopted June 30th as its fiscal year end. The independent registered public accounting firm of PricewaterhouseCoopers LLP (“PWC”) served as the accountants of the pre-merger Rand Worldwide and audited its consolidated financial statements for the year ended October 31, 2009 and for the transition period from November 1, 2009 to June 30, 2010. The SEC has released guidance to the effect that a change in accountants occurs in connection with a reverse merger transaction unless the same accountant reported on the most recent financial statements of both the accounting acquirer and the acquired company. Based on this guidance, the Company was deemed to have changed its accountants on account of the merger because the Company’s accountants and the accountants of pre-merger Rand Worldwide were not the same.

On August 17, 2010, the Company’s Board of Directors dismissed PWC. Such dismissal became effective upon the completion by PWC of its procedures on the financial statements of pre-merger Rand Worldwide and the filing of the Company’s Transition Report on Form 10-K containing audited financial statements of pre-merger Rand Worldwide for the period between November 1, 2009 and June 30, 2010. During its two most recent fiscal years and through August 17, 2010, pre-merger Rand Worldwide did not consult with Stegman & Company regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

The reports of PWC on the consolidated financial statements of pre-merger Rand Worldwide for the fiscal year ended October 31, 2009 and for the eight-month transition period ended June 30, 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report for the fiscal year ended October 31, 2009 included an explanatory paragraph expressing substantial doubt about pre-merger Rand Worldwide’s ability to continue as a going concern, as, at that date, pre-merger Rand Worldwide had a working capital deficit and outstanding preferred stock that could be redeemed upon request of at least a majority of holders, which would require a payment of approximately $36.2 million if called. The preferred stock of pre-merger Rand Worldwide was retired in connection with the Merger.

During the year ended October 31, 2009, and during the interim period from October 31, 2009 through August 17, 2010, there were no disagreements between pre-merger Rand Worldwide and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PWC would have caused it to make reference to such disagreement in its reports on the financial statements for such years.

During the year ended October 31, 2009, and during the interim period from the October 31, 2009 through August 17, 2010, there were no reportable events between pre-merger Rand Worldwide and PWC.

ACCOUNTING FEES AND SERVICES

The following is a description of the fees billed to the Company during the fiscal year ended June 30, 2011 by Stegman & Company, which served as the Company’s independent registered public accounting firm during the that period, and to PricewaterhouseCoopers LLP, which served as the Company’s independent registered public accounting firm during the year ended October 31, 2009 and for the eight month transition period ended June 30, 2010:

Audit Fees

Audit fees include fees paid to the Company’s independent registered public accounting firms in connection with the annual audit of the Company’s consolidated financial statements, the audit of the consolidated financial statements of pre-merger Rand Worldwide for the eight-month transition period ended June 30, 2010, and the review of interim financial statements. Audit fees also include fees for services performed by the independent registered public accounting firms that are closely related to the audit and in many cases could only be provided by the public accounting firms. Such services include consents related to SEC and other regulatory filings.

Audit Related Fees

Audit related fees include fees paid to the Company’s independent registered public accounting firms for due diligence services related to accounting consultations, internal control reviews, and employee benefit plan audits.

Tax Fees

Tax fees include fees paid to the Company’s independent registered public accounting firms for corporate tax compliance, counsel and advisory services.

All Other Fees

All other fees include charges related to accounting software licenses.

The following table shows the fees paid or accrued by Rand Worldwide for the audit and other services provided by Stegman & Company for the fiscal year ended June 30, 2011, as well as the fees paid or accrued by Avatech for the audit and other services provided by Stegman & Company for Avatech’s fiscal year ended June 30, 2010:

	Fiscal Year Ended June 30, 2011	Fiscal Year Ended June 30, 2010
Audit fees	$176,500	$130,000
Audit related fees	11,000	10,500
Tax fees	97,500	22,000
All other fees	—	—

Total	$274,000	$162,500

The following table shows the fees paid or accrued by Rand Worldwide for the audit and other services provided by PricewaterhouseCoopers LLP for the transition period from November 1, 2009 to June 30, 2010 and for the fiscal year ended October 31, 2009:

	Eight-Month Transition Period Ended June 30, 2010	Fiscal Year Ended October 31, 2009
Audit fees	$245,000	$281,000
Audit related fees	188,000	12,000
Tax fees	18,000	127,000
All other fees	2,000	2,000

Total	$453,000	$422,000

Approval of Independent Auditor Services and Fees

The Audit Committee reviews all fees charged by our independent registered public accounting firm, and actively monitors the relationship between audit and non-audit services provided. The Audit Committee must pre-approve all audit and non-audit services provided by our independent registered public accounting firm and fees charged, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. All of the services described above performed by Stegman & Company were pre-approved by the Audit Committee, and none of the fees described above were paid to Stegman & Company pursuant to the “de minimis” exception to the foregoing pre-approval policy. Pre-merger Rand Worldwide did not have a class of equity securities registered pursuant to Section 12 of the Exchange Act and, therefore, was not subject to Section 10A(i)(1)(B) of the Exchange Act prior to the Merger.

The Audit Committee has considered the nature and amount of fees billed by each of Stegman & Company and PWC, and believes that the provision of services for activities unrelated to the audit is compatible with maintaining each of Stegman & Company’s and PWC’s independence, respectively.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company and its subsidiaries have adopted policies and procedures to ensure that related party transactions are reviewed for potential conflicts of interest and that related party transactions are disclosed in SEC reports as and when required by applicable securities laws and regulations. The term “related party transaction” is generally defined as any transaction (or series of related transactions) in which the Company is a participant and the amount involved exceeds the lesser of (i) $120,000 or (ii) one percent of the Company’s average total assets at year end for the last two completed fiscal years, and in which any director, director nominee, or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons will have a direct or indirect interest. The term includes most financial transactions and arrangements, such as loans, guarantees and sales of property, and remuneration for services rendered (as an employee, consultant or otherwise) to the Company. Every related party transaction is reviewed by the Company’s Chief Financial Officer and is disclosed to and reviewed by the Board of Directors and is documented in the Corporate minutes. In addition to the Board’s general duties of care and loyalty, the General Corporation Law of the State of Delaware requires the Board to review and approve loans that the Company makes to employees and officers to ensure that such loans will benefit the Company. Related party transactions consummated since July 1, 2009 are discussed below.

Termination of Financing Agreements

In connection with the Merger, the following agreements were terminated by the Company and the other parties thereto:

•

The Common Stock and Warrant Purchase Agreement and the Investor Rights Agreement, each dated January 29, 2007, by and among the Company, Sigma Opportunity Fund, LLC, Garnett Y. Clark, Jr., Robert Post and George Davis (the “2007 Financing Agreements”); and

•

The Common Stock and Warrant Purchase Agreement and the Investor Rights Agreement, each dated June 12, 2006, by and among the Company, Sigma Opportunity Fund, LLC and Pacific Asset Partners (together with the 2007 Financing Agreements, the “Financing Agreements”).

Thom Waye, a former director of the Company, is the managing member of Sigma Capital Advisors, LLC, which is the managing member of Sigma Opportunity Fund, LLC. Messrs. Clark and Post are former directors of the Company.

Under the Financing Agreements, the purchasers named above (the “Purchasers”) were entitled to certain ongoing anti-dilution protections as well as certain ongoing registration rights. In connection with the termination of the Financing Agreements:

•

the Purchasers (i) waived all rights arising as a result of any failures by the Company to comply with any of the provisions of the Financing Agreements prior to the date of termination and (ii) received a total of 400,015 shares of Common Stock from the Company, issued as follows: 284,031 shares to Sigma Opportunity Fund, LLC; 3,112 shares to each of Messrs. Clark and Post; 12,448 shares to Mr. Davis; and 97,312 shares to Pacific Asset Partners (together, the “Termination Shares”); and

•

the Company agreed to include and register for resale in the Shelf Registration Statement (i) the Termination Shares and (ii) the Registrable Securities (as defined in the Financing Agreements); in each case other than those shares that are eligible for resale without restriction pursuant to Securities Act Rule 144.

In connection with the termination of the Financing Agreements, the Company entered into Amended and Restated Common Stock Purchase Warrants to purchase an aggregate of 726,102 shares of Common Stock (the “Restated Warrants”) with Sigma Opportunity Fund, LLC, Sigma Capital Advisors, LLC, and Messrs. Clark, Post and Davis to (i) reduce the per-share exercise price from $1.5205 to $1.11, (ii) remove certain anti-dilution provisions and (iii) make certain conforming changes to reflect the termination of the Financing Agreements. The Restated Warrants expired on January 29, 2011 and were not exercised.

Guarantee of Indebtedness

RWWI is majority-owned by investment partnerships managed by Ampersand (the “Ampersand Funds”). Pursuant to a Revolving Credit and Security Agreement dated as of August 14, 2009 and amended on January 22, 2010 and July 23, 2010 (the “RWW Credit Agreement”), pre-merger Rand Worldwide and its direct subsidiaries maintained a $12.5 million credit facility with PNC Bank, National Association (“PNC”), consisting of revolving loans, including a $500,000 sublimit for the issuance of standby or trade letters of credit (the “RWW Credit Facility”). A portion of the RWW Credit Facility was guaranteed by the Ampersand Funds pursuant to a series of Amended and Restated Limited Guaranty and Suretyship Agreements, each dated as of July 23, 2010 (collectively, the “Ampersand Guarantees”). The Ampersand Guarantees collectively required the Ampersand Funds to guarantee up to $2.5 million of the RWW Credit Facility, which represented the amount of the “Permitted Overadvance” as defined in the RWW Credit Agreement. The Ampersand Guarantees provided that, beginning on February 1, 2011 and on the first day of each May, August, November and February thereafter, the Permitted Overadvance and the collective amount of the RWW Credit Facility guaranteed by the Ampersand Funds would be reduced by approximately $357,000 until the amount reached $0, so long as RWW remained in compliance with its agreement.

On December 31, 2010, the RWW Credit Facility was amended pursuant to a Fourth Amendment and Joinder to Revolving Credit and Security Agreement (the “Fourth Amendment”) with PNC. The Fourth Amendment terminated the Ampersand Guarantees.

OTHER MATTERS

The Board of Directors is not aware of any other matter which may be presented for action at the 2011 Annual Meeting of Stockholders, but should any other matter requiring a vote of the stockholders arise at the

2011 Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies, such discretionary authority to do so being included in the proxy.

As a matter of policy, the Company will afford confidentiality to the votes of individual stockholders, whether submitted by proxy or ballot, except in limited circumstances, including any contested election, or as may be necessary to meet legal requirements. The Company will retain an independent tabulator to receive and tabulate the proxies and ballots and independent inspectors of election to certify the results. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting, who will also determine whether or not a quorum is present.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the definitive proxy statement and voted on by the stockholders at the 2012 Annual Meeting of Stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices no later than June 8, 2012 (120 days before the date of mailing based on this year’s proxy statement date), and must meet all other requirements for inclusion in the proxy statement. As provided in the Company’s Bylaws, if a stockholder intends to present a proposal for business to be considered at the 2012 Annual Meeting of Stockholders but does not seek inclusion of the proposal in the Company’s proxy statement for that meeting, then such proposal, including all supporting information, must be delivered to and received by the Company’s Secretary at the Company’s principal executive offices no earlier than August 11, 2012 and no later than September 9, 2012 (not more than 90 days nor less than 60 days before the first anniversary of the this year’s annual meeting). Additional time constraints are applicable where the date of the annual meeting is changed. Proposals received by the Company outside of these timelines will be considered untimely. If a stockholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

FINANCIAL STATEMENTS

A copy of the Company’s Annual Report on Form 10-K for the year ended June 30, 2011, which contains audited financial statements for the year ended June 30, 2011, accompanies this proxy statement. This Form 10-K may also be obtained without charge by visiting the Company’s website at http://annualmeeting.rand.com or upon written request to the Corporate Secretary, Rand Worldwide, Inc., 11201 Dolefield Boulevard, Suite 112, Owings Mills, Maryland 21117.

By Order of the Board of Directors,

Lawrence Rychlak
Secretary

Framingham, Massachusetts

October 8, 2011

To the extent the rules and regulations adopted by the SEC state that certain information included in this proxy statement is not deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or to the liabilities of Section 18 of the Exchange Act, such information shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act.

ANNEX A

RAND WORLDWIDE, INC.

FIRST AMENDMENT TO THE PLANETCAD, INC. 2002 STOCK OPTION PLAN

The PlanetCad, Inc. 2002 Stock Option Plan (the “Plan”) is hereby amended by deleting Section 5 in its entirety and substituting the following in lieu thereof:

5. STOCK SUBJECT TO THE PLAN. The Plan covers 6,800,000 shares of the Stock, subject, however, to the provisions of Section 14 of the Plan. All of the shares of the Stock covered by the Plan may be granted, at the Committee’s discretion, as performance-based compensation pursuant to Section 162(m) of the Code. The number of shares of the Stock purchased pursuant to the exercise of Options and the number of shares of the Stock subject to outstanding Options shall be charged against the shares covered by the Plan; but shares of the Stock subject to Options which terminate without being exercised shall not be so charged. Shares of the Stock to be issued upon the exercise of Options may be either authorized but unissued shares or shares held by the Company in its treasury.

This First Amendment to the Plan was authorized, approved and adopted on May 10, 2011 by the Board of Directors of Rand Worldwide, Inc., a Delaware corporation (the “Corporation”) and successor to PlanetCad, Inc. The effectiveness of this First Amendment is contingent upon its approval by the stockholders of the Corporation in a manner that complies with Section 162(m) and Section 422 of the Internal Revenue Code, if applicable. Unless and until the stockholders so approve this First Amendment, no option to purchase any shares made available pursuant to this First Amendment shall be effective.

PLANETCAD, INC.

2002 STOCK OPTION PLAN

1. DEFINITIONS. As used in this PlanetCAD, Inc 2002 Stock Option Plan, the following terms shall have the following meanings:

(a) “Affiliate” means any affiliate of the Company within the meaning of 17 CFR Section230.405.

(b) “Avatech” means Avatech Solutions, Inc., a Delaware corporation.

(c) “Board of Directors” or “Board” means the Company’s board of directors.

(d) “Change in Control” shall mean:

(i) The acquisition, after the Effective Date, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more (on a fully diluted basis) of either (A) the then outstanding shares of Stock, taking into account as outstanding for this purpose such shares issuable upon the exercise of options or warrants, the conversion of convertible shares or debt, and the exercise of any similar right to acquire shares (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors or member managers (the “Outstanding Company Voting Securities”); PROVIDED, HOWEVER, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (X) any acquisition by the Company or any Affiliate, (Y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, or (Z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of Section 1(d)(iii); or

(ii) Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; PROVIDED, HOWEVER, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election, by the directors then comprising the Incumbent Board, was approved by a vote of at least a majority of the Company’s stockholders shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation, after the Effective Date, of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 65% of the then outstanding shares of common stock or interests and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, and (B) no Person (excluding any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, or such corporation resulting from such Business Combination or any affiliate of such corporation) beneficially owns, directly or indirectly, 35% or more (on a fully diluted basis) of, respectively, the then outstanding shares of common stock or interests of the corporation or entity resulting from such Business Combination, taking into account as outstanding for this purpose such common stock or interests issuable upon the exercise of options or warrants, the conversion of convertible stock, interests or debt, and the exercise of any similar right to acquire such common stock or interests, or the combined voting power of the then outstanding voting securities of such corporation or other entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors or equivalent governing body of the corporation or other entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the stockholders or equity holders of the Company of a complete liquidation or dissolution of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means such committee comprised solely of two or more independent people as the Board of Directors may appoint to administer the Plan, or if such committee has not been appointed, the full Board of Directors, provided, however, that a committee comprised solely of two or more independent people shall be required for the issuance of Options intended to qualify as performance based compensation under Section 162(m) of the Code.

(g) “Company” means PlanetCAD, Inc., a Delaware corporation, to be renamed “Avatech Solutions, Inc.”, upon the closing of the Merger, and its subsidiaries.

(h) “Effective Date” shall have the meaning ascribed to it in Section 21 hereof.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j) “Fair Market Value” on a given date means (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service; or (iv) in the event of a Change in Control which results in receipt of value by the stockholders, then the same amount received by the stockholders.

(k) “Grant Date” means the date on which an Option is granted, as specified in Section 7.

(l) “Incentive Option” means an Option which by its terms is intended to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

(m) “Merger” means the proposed merger with Avatech, pursuant to that certain Agreement and Plan of Merger dated May 1, 2002 among the Company, Raven Acquisition Company and Avatech.

(n) “Nonemployee Director” means a director of the Company who is not an officer or employee of the Company and who is (i) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation and (ii) an “outside director” within the meaning of Section 162(m) of the Code; PROVIDED, HOWEVER, that clause (ii) shall apply only with respect to grants of Options intended by the Committee to qualify as “performance-based compensation” under Section 162(m) of the Code.

(o) “Nonstatutory Option” means any Option that is not an Incentive Option.

(p) “Option” means an option to purchase shares of the Stock granted under the Plan.

(q) “Option Agreement” means an agreement between the Company and an Optionee, setting forth the terms and conditions of an Option.

(r) “Option Period” shall have the meaning ascribed to it in Section 9 hereof.

(s) “Option Price” means the price paid or to be paid by an Optionee for a share of Stock upon exercise of an Option.

(t) “Optionee” means a person eligible to receive an Option, as provided in Section 6, to whom an Option shall have been granted under the Plan.

(u) “Plan” means this 2002 Stock Option Plan of the Company.

(v) “Securities Act” means the Securities Act of 1933, as amended.

(w) “Stock” means common stock, par value $0.01 per share, of the Company.

(x) “Subsidiary” means any subsidiary of the Company as defined in Section 424(f) of the Code.

(y) “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiary corporations). Whether a person is a Ten Percent Owner shall be determined with respect to each Option based on the facts existing on the Grant Date of such Option.

2. PURPOSE. The Plan is intended to encourage ownership of the Stock by employees and members of the board of directors of the Company and to provide additional incentive for them to promote the success of the Company’s business. The Plan is intended to provide for the grant of Incentive Options and Nonstatutory Options.

3. TERM OF THE PLAN. The expiration date of the Plan, after which no Options may be granted hereunder, shall be the date that is ten years following the Effective Date; PROVIDED, HOWEVER, that the administration of the Plan shall continue in effect until all matters relating to the payment or exercise of Options previously granted have been settled.

4. ADMINISTRATION.

(a) The Plan shall be administered by the Committee. Unless otherwise determined by the Board of Directors, each member of the Committee shall, at the time he takes any action with respect to an Option under the Plan, be a Nonemployee Director. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b) Subject to the provisions of the Plan (including, without limitation, the provisions of Sections 8 and 9) and any Option Agreement, the Committee shall have complete authority, in its discretion, to make the following determinations with respect to each Option to be granted by the Company: (i) the employee or director to receive the Option; (ii) whether the Option (if granted to an employee) will be an Incentive Option or a Nonstatutory Option; (iii) the time of granting the Option; (iv) subject to Section 5, the number of shares of the Stock subject to the Option; (v) the Option Price; (vi) the vesting schedule, if any, over which the Option shall become exercisable; (vii) the expiration date of the Option (which may not be more than ten (10) years after the date of grant thereof); and (viii) the restrictions, if any, to be imposed upon transfer of shares of the Stock purchased by the Optionee upon the exercise of the Option. The Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determination on the matters referred to in this Section 4 shall be conclusive.

5. STOCK SUBJECT TO THE PLAN. The Plan covers 3,100,000 shares of the Stock, subject, however, to the provisions of Section 11 of the Plan. All of the shares of the Stock covered by the Plan may be granted, at the Committee’s discretion, as performance-based compensation pursuant to Section 162(m) of the Code. The number of shares of the Stock purchased pursuant to the exercise of Options and the number of shares of the Stock subject to outstanding Options shall be charged against the shares covered by the Plan; but shares of the Stock subject to Options which terminate without being exercised shall not be so charged. Shares of the Stock to be issued upon the exercise of Options may be either authorized but unissued shares or shares held by the Company in its treasury.

6. ELIGIBILITY. Options may be granted to persons who are, at the time of grant, an employee, member of the Board of Directors, or a consultant of the Company; PROVIDED, HOWEVER, that only employees may be granted Incentive Options.

7. DISCRETIONARY GRANT OF STOCK OPTIONS. The Committee is authorized to grant one or more Incentive Options or Nonstatutory Options to any person who meets the eligibility requirements of Section 6. Each Option so granted shall be subject to the provisions of the Plan, or to such other conditions as may be reflected in the applicable Option Agreement.

8. OPTION PRICE. The Option Price per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than, in the case of an Incentive Option, 100% of the Fair Market Value of the Stock on the Grant Date, or not less than 110% of the Fair Market Value of the Stock on the Grant Date if the Optionee is a Ten Percent Owner; PROVIDED, HOWEVER, that all Options intended to qualify as “performance-based compensation” under Section 162(m) of the Code shall have an Option Price per share of Stock no less than the Fair Market Value of a share of Stock on the Grant Date.

9. OPTION PERIOD. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); PROVIDED, HOWEVER, that no Incentive Option may be exercised later than the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner; FURTHER, PROVIDED, HOWEVER, that notwithstanding any vesting dates set by the Committee, the Committee may in its sole discretion accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

10. $100,000 PER YEAR LIMITATION FOR INCENTIVE STOCK OPTIONS. To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, such excess Incentive Options shall be treated as Nonstatutory Options.

11. MANNER OF EXERCISE AND FORM OF PAYMENT.

(a) The Options shall be exercised by delivering written notice to the Company stating the number of shares of Stock to be purchased, the person or persons in whose name the shares of Stock are to be registered and each such person’s address and social security number. Such notice shall not be effective unless accompanied by the full purchase price for all shares to be purchased, and any applicable withholding (as described below). The purchase price shall be payable in cash or, in the discretion of the Committee, in shares of Stock, by any other means or method acceptable to the Committee or any combination thereof; provided that the Optionee may use Stock in payment of the exercise price only if the shares so used are considered “mature” for purposes of generally accepted accounting principles, I.E., (i) have been held by the Optionee free and clear for at least six months prior to the use thereof to pay part of an Option exercise price, (ii) have been purchased by the Optionee on the open market, or (iii) meet any other requirements for “mature” shares as may exist on the date of the use thereof to pay part of an Option exercise price. Payment in currency or by certified or cashier’s check shall be considered payment in cash. In the event that all or part of the purchase price is paid in shares of Stock, the shares used in payment shall be valued at their Fair Market Value on the date of exercise of the relevant Options. Subject to, and promptly after, the Optionee’s compliance with all of the provisions of this Section 11, the Company shall deliver or cause to be delivered to the Optionee a certificate for the number of shares of the Stock then being purchased by him or her. If any law or applicable regulation of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or the Optionee to take any action in connection with shares of the Stock being purchased upon exercise of the Option, exercise of the Option and delivery of the certificate or certificates for such shares (including, without limitation, any exercise of the Option and delivery of the certificate or certificate for such shares in accordance with the procedures set forth in Section 11(c) below) shall be postponed until completion of the necessary action, which shall be taken at the Company’s expense. The number of shares of Stock subject to each outstanding Option shall be reduced by one share for each share of the Stock purchased upon exercise of the Option.

(b) The Company’s obligation to deliver shares of Stock upon exercise of an Option shall be subject to the Optionee’s satisfaction of all applicable federal, state and local income and employment tax withholding obligations.

(c) In lieu of the methods of exercise described in Section 11(a) above, an Optionee may, unless prohibited by applicable law, elect to effect payment by including with the written notice of exercise referred to in Section 11(a) above, instructions to the Company to treat the Optionee as exercising the Option for the aggregate number of shares determined as follows: (i) the number of shares to be issued to the Optionee, and (ii) that number of shares so that the aggregate difference between the full market value of a share and the Option Exercise Price is equal to the aggregate Option Exercise Price for the shares referred to in clause (i).

12. TRANSFERABILITY OF OPTIONS. Unless specifically allowed by the Committee and set forth in an Option Agreement, Options shall not be transferable, otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee.

13. TERMINATION OF EMPLOYMENT. If an Optionee ceases to be an employee of the Company or a Subsidiary for any reason other than disability (within the meaning of Section 22(e)(3) of the Code) or death of an Optionee, any Option held by that Optionee may be exercised by the Optionee at any time within 3 months after the termination of such relationship, but only to the extent exercisable at termination and in no event after the Option Period. If an Optionee terminates employment because of disability (as defined above) or dies, any Option held by that Optionee may be exercised by the Optionee or the Optionee’s trustee, executor or administrator, as applicable, at any time within the shorter of the option period or 12 months after the date of disability or death, but only to the extent exercisable at time of disability or death. Options which are not exercisable at the time of termination of such relationship or which are so exercisable but are not exercised within the time periods described above shall terminate. Military or sick leave shall not be deemed a termination under this Section 13 provided that such leave does not exceed the longer of 3 months or the period during which the reemployment rights of the absent employee are guaranteed by statute or by contract. Notwithstanding anything to the contrary, an employee whose employment terminates because of retirement may exercise the employee’s Nonstatutory Options within 12 months after the date of retirement but only to the extent such Nonstatutory Options were exercisable on the date of retirement and in no event after the Option Period.

14. ADJUSTMENT OF NUMBER OF SHARES; FRACTIONAL SHARES.

(a) Options granted under the Plan and any agreements evidencing such Options, the maximum number of shares of Stock subject to all Options and the maximum number of shares of Stock with respect to which any one person may be granted Options during any year shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, reasonably exercised, as to the number, price or kind of a share of Stock or other consideration subject to such Options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Grant Date of any such Option or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Optionees in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such adjustments or substitution, the aggregate number of shares of Stock available under the Plan, and the aggregate number of shares of Stock as to which Options may be granted to any one person over the term of the Plan, shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any adjustment in Incentive Options under this Section 14 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. Further, with respect to Options intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without a loss of deductibility for Options under Section 162(m) of the Code. The Company shall give each Optionee notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

(b) Upon a Change in Control, all outstanding Options that have not yet become fully vested and exercisable shall become fully vested and exercisable. In the event a Change of Control is anticipated, the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, provide that an Option shall terminate, but the Optionee shall have the right, immediately prior to such event, to exercise the Option, and not theretofore exercised. In the event of a Change in Control, the Committee may also, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Options and pay to the Optionees thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Stock received or to be received by other stockholders of the Company in the event. The terms of this Section 14 may be varied by the Committee in any particular Option Agreement. No fraction of a share of the Stock shall be purchasable or deliverable, but in the event any adjustment of the number of shares of the Stock covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding shares of the Stock of the nature contemplated by this Section 14 after the Effective Date, the number of shares of the Stock available for the purpose of the Plan as stated in Section 5 and the exercise price per share of each Option shall be correspondingly adjusted.

15. STOCK RESERVED. The Company shall at all times during the term of the Options reserve and keep available such number of shares of the Stock as will be sufficient to satisfy the requirements of this Plan and shall pay all other fees and expenses necessarily incurred by the Company in connection therewith.

16. LIMITATION OF RIGHTS IN OPTION STOCK. The Optionee shall have no rights as a stockholder in respect of shares of the Stock as to which his or her Option shall not have been exercised, certificates issued and delivered and payment as herein provided made in full, and shall have no rights with respect to such shares not expressly conferred by this Plan.

17. PURCHASE FOR INVESTMENT. The Optionee shall make such representations with respect to investment intent and the method of disposal of optioned shares of the Stock as the Board of Directors may deem advisable in order to assure compliance with applicable securities laws.

18. VOLUNTARY SURRENDER. The Committee may permit the voluntary surrender of all or any portion of any Nonstatutory Option granted under the Plan to be conditioned upon the granting to the Optionee of a new Option for the same or a different number of shares as the Option surrendered, subject to the aggregate maximum number of shares available under the Plan as set forth in Section 5, or require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonstatutory Option surrendered.

19. TERMINATION AND AMENDMENT OF PLAN. The Board of Directors may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable, provided, that the Board of Directors may not, without the approval of the Company’s stockholders in a manner which complies with the requirements of Sections 422 and 162(m) of the Code and the requirements of any exchange on which the Stock may be listed, increase the maximum number of shares available for option under the Plan (other than as provided in Section 14). In addition, unless the Committee specifically determines otherwise, approval of the Company’s stockholders in a manner which complies with the requirements of Sections 422 and 162(m) of the Code shall be required for any other amendment to the Plan which, without such stockholder approval, would cause (a) Options intended to be Incentive Options to fail to qualify as Incentive Options or (b) Options intended to qualify as “performance-based compensation” under Section 162(m) of the Code to fail to so qualify. No termination or amendment of the Plan may, without the consent of the Optionee to whom any Option shall theretofore have been granted, directly and adversely affect the rights of that Optionee under that Option.

20. GENERAL

(a) GOVERNMENT AND OTHER REGULATIONS. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Option unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(b) CLAIM TO OPTIONS AND EMPLOYMENT RIGHTS. No employee or other person shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company, a Subsidiary or an Affiliate.

(c) NO LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; PROVIDED, HOWEVER, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(d) GOVERNING LAW. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the principles of conflicts of law thereof.

(e) FUNDING. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company.

(f) RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

(g) EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries and Affiliates.

(h) PRONOUNS. Masculine pronouns and other words of masculine gender shall refer to both men and women.

(i) TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

21. EFFECTIVE DATE. The Plan is effective as of the date following the effective date of the Merger. The effectiveness of the Plan and the validity of any and all Options granted pursuant to the Plan is contingent upon approval of the Plan by the stockholders of the Company in a manner which complies with Sections 422(b)(1) and 162(m) of the Code, if applicable. Unless and until the stockholders approve the Plan in compliance therewith, no Option granted under the Plan shall be effective.

RAND WORLDWIDE, INC.

11201 DOLEFIELD BLVD., SUITE 112 OWINGS MILLS, MD 21117

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Marc L. Dulude and Lawrence Rychlak as proxies, each with full power of substitution, to vote as designated on the reverse side, all the shares the undersigned is entitled to vote at the the Annual Meeting of Stockholders of Rand Worldwide, Inc. (the “Company”) will be held at the Company’s offices located at 11201 Dolefield Blvd., Suite 112, Owings Mills, Maryland 21117 on Wednesday, November 9, 2011 at 9:00 a.m., local time, for the following purposes

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

RAND WORLDWIDE, INC.

November 9, 2011

Important Notice Regarding the Availability of Proxy Materials For the Stockholder Meeting to be Held on November 9, 2011:

This form of Proxy, the related Proxy Statement, and Rand Worldwide, Inc.’s Annual Report on Form 10-K are available at http://annualmeeting.rand.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20730000000000000000 5

110911

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. Election of Directors:

FOR ALL NOMINEES

FOR WITHHOLD ALL NOMINEES AUTHORITY

(See FOR ALL instructions EXCEPT below)

NOMINEES:

O Richard A. Charpie O George M. Davis O Marc L. Dulude O Eugene J. Fischer O Suzanne E. MacCormack O Manu Parpia O Charles D. Yie

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

FOR AGAINST ABSTAIN

2. Approval of an amendment to the Company’s Stock Option Plan increasing the number of shares of common stock of the Company, par value $0.01, authorized for issuance under such plan by 3,700,000 shares.

This proxy when properly executed will be voted as directed or, if no direction is given, will be voted for all nominees.

Whether or not you expect to attend the meeting, please complete, date, sign, and mail the accompanying form of proxy to the company as promptly as possible in the enclosed envelope. No postage is required for mailing in the United States.

Signature of Shareholder

Date:

Signature of Shareholder

Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.